UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack Murphy, Esq.
One New York Plaza	Dechert
New York, New York 10004	1775 I Street, NW
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semiannual Report to Stockholders is filed herewith.

Goldman Sachs Funds

INTERNATIONAL EQUITY FUNDS	Semiannual Report February 28, 2007

PENYEBAR FIKIRAN RAKYAT
Utusan
WEDNESDAY, OCTOBER 29,
點337
港股
TUESDAY
खतरा हमारी छिपी हुई हिम्मतों की कुंजी है : प्रेमचन्द

Long-term capital growth potential through investments in equity markets located around the world.

Goldman Sachs International Equity Funds

■	GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

■	GOLDMAN SACHS JAPANESE EQUITY FUND

■	GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

■	GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

■	GOLDMAN SACHS ASIA EQUITY FUND

■	GOLDMAN SACHS BRIC FUND
The Concentrated International Equity Fund invests in equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.
Effective December 26, 2006, the name of the Goldman Sachs International Equity Fund was changed to the Goldman Sachs Concentrated International Equity Fund.
The Japanese Equity Fund invests primarily in Japanese equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Because of its focus, the Fund will be more susceptible to Japanese economic, market, political and local risks than a fund that is more geographically diversified.
The International Small Cap Fund invests primarily in small and mid-capitalization companies organized outside the United States or whose securities are principally traded outside the United States and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of mid and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.
The Emerging Markets Equity Fund invests primarily in securities of issuers in countries with emerging markets or economies and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Emerging markets securities are volatile, less liquid and are subject to substantial currency fluctuations and sudden economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.
The Asia Equity Fund invests primarily in Asian equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Because of its focus, the Fund will be more susceptible to Asian economic, market, political and local risks than a fund that is more geographically diversified.
The BRIC Fund invests primarily in equity investments in Brazil, Russia, India and China or in issuers that substantially participate in these markets and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities markets of these countries and other emerging countries are volatile, less liquid and subject to substantial currency fluctuations and sudden economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.
The Fund is also subject to the risk of the concentration of investments in issuers located in a particular country or region which may be susceptible to adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.
The Fund is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Because of the smaller number of stocks generally held in the Fund’s portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value of the portfolio more than it would affect a diversified fund that holds more investments.
The Goldman Sachs European Equity Fund was reorganized into the Goldman Sachs Concentrated International Equity Fund at the opening of business Monday, August 28, 2006. If you were a shareholder in the European Equity Fund at the close of business on Friday, August 25, 2006, you are now a shareholder of the Concentrated International Equity Fund.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
What Differentiates Goldman Sachs’ International Equity Investment Process?
Goldman Sachs’ International Equity strategy is based on the belief that strong, consistent results are best achieved through expert stock selection performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify their best investment ideas.

■ Fundamental research teams based in London, Tokyo, Singapore, Boston and
Miami focus on long-term business and management quality

■  Analysts collaborate regularly in global sector teams to leverage industry-specific research and insights

■  Global perspective is informed by local market expertise

■  A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■ Team of experienced portfolio managers with sector expertise

■  Team leverages the research of the approximately 45 regional investment professionals

■ Decision making process is informed by active participation in the global research process

■ Security selections are aligned with level of investment conviction

■  Risk monitoring considers whether investment and other risks to the Portfolios are intended and justified

■ Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Portfolios

International equity portfolios that strive to offer:

■ Access to markets across the world ■ Disciplined approach to stock selection ■ Optimal risk/return profiles

PORTFOLIO RESULTS
Concentrated International Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Concentrated International Equity Fund during the six-month reporting period that ended February 28, 2007.
  Performance Review

Over the six-month period that ended February 28, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 10.63%, 10.14%, 10.19%, 10.80%, and 10.53%, respectively. These returns compare to the 12.26% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) (unhedged, with dividends reinvested), over the same time period.

During the reporting period, the Fund generated solid results but underperformed its benchmark. Weak stock selection in the Industrials, Consumer Discretionary and Utilities sectors detracted from performance versus the benchmark. In contrast, strong stock selection in the Energy, Healthcare, Telecommunication Services and Consumer Staples sectors contributed to relative results.

The third largest credit card operator in Japan, Credit Saison, was the leading detractor from performance. Its shares were weak, we believe, as a result of new governmental policy in the unsecured lending sector. The country’s leading government party lowered the maximum lending interest rate from the expected 20% to 18%, which downgraded the company’s earnings forecasts. Because of this change, all companies, including Credit Saison, will now have three years to comply with the new limits. Additionally, the company took on provisions as recommended by the local CPA accounting body in response to the government’s lowering of the maximum interest rate ceiling. We have confidence in Credit Saison’s core credit card business, which has continued to report healthy growth and we maintain the Fund’s position in the stock.

Techtronic Industries, a Hong Kong manufacturer of outdoor power equipment and floor care appliances, also detracted from performance. Its share price fell due to weaker than expected U.S. housing sales, coupled with disappointing sales by Home Depot, Techtronic Industries’ key customer. The stock also fell amid continued concern that further measures to slow China’s economy may hurt its earnings growth. However, we continue to like the company as a result of its successful transformation from a pure original equipment manufacturer (“OEM”) to a producer of world class branded power tools and home appliances. The company has also been increasing market share and is a beneficiary of the global outsourcing trend to Asia. We believe in the fundamentals of Techtronic Industries and the execution ability of its management team.

ICBC, China’s largest bank, was the leading contributor to performance. The stock rose on the back of analyst upgrades as the company improved its credit profile. Additionally, confidence in Chinese banks increased, leading to increased investment into the Financial sector. Speculation that the Chinese government would cut the tax rates on domestic companies to match those paid by China-based businesses of international rivals also boosted the stock’s performance. We sold out of the position in January as the stock reached our target price.

PORTFOLIO RESULTS
  Portfolio Composition

Throughout the period, we continued to focus on high quality companies that have strong franchises and excellent management teams that can demonstrate long-term earnings power. We believe these types of organizations have the potential to perform well across the market cycle when purchased at attractive prices. Stock selection has led to overweight positions in the Financials, Information Technology and Telecommunication Services sectors and underweight positions in the Consumer Discretionary, Consumer Staples and Utilities sectors.
  Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that enhanced results, including the following:

■	Merck — Merck, a global pharmaceutical and chemical company based in Germany, contributed to performance. Its shares continued to perform well after the company received interest from several bidders for its generic pharmaceutical business. Management reported that it may sell its generic unit to focus on branded medicines and its liquid crystals business, as well as to help pay for its acquisition of biotechnology company Serono. The company also continues to benefit from its ongoing restructuring efforts.

■	Fastweb — Fastweb, the second largest broadband services provider in Italy, significantly contributed to performance, as it reported very strong third quarter results last year. In addition, the company paid a special dividend in excess of 10% of its market capitalization and reiterated its revenue and earnings targets for the year. Fastweb has been able to grow by gaining Italian broadband market share from the incumbent telecom operator. In addition, the company’s all-fibre network gives it a material cost advantage over its competitors in Italy. We took advantage of the stock appreciation and exited the position as its shares reached our target price.

■	Kookmin Bank — Kookmin Bank, Korea’s largest retail bank and lender, also contributed to performance. The company’s shares rose on the back of reporting strong financial results. In addition, it announced some capital management initiatives that were positively received by the market. The company reported higher net interest margins, an indicative measure of lending profitability. It also posted record profits in 2006 due to domestic economic expansion, which has had a significant effect in the demand for loans. In addition, Kookmin Bank cut its service charges by 20%, which had a positive effect on the company’s share price.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs London Active Equity Team

London, March 16, 2007

FUND BASICS
Concentrated International Equity Fund
as of February 28, 2007
PERFORMANCE REVIEW

September 1, 2006–February 28, 2007	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (unhedged)[2]

Class A	10.63%	12.26%

Class B	10.14	12.26

Class C	10.19	12.26

Institutional	10.80	12.26

Service	10.53	12.26

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/06	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	15.12%	9.86%	5.57%	7.47%		12/1/92
Class B	15.93	10.11	5.56	5.79		5/1/96
Class C	20.03	10.41	n/a	4.50		8/15/97
Institutional	22.34	11.68	6.78	7.66		2/7/96
Service	21.71	11.11	6.25	7.97	[4]	12/1/92

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
[4]	Performance data for Service Shares prior to 3/6/96 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the International Equity Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Current Expense Ratio	Expense Ratio Before Waivers

Class A	1.54%	1.58%
Class B	2.29	2.33
Class C	2.29	2.33
Institutional	1.14	1.18
Service	1.64	1.68

[5]	The expense ratios of the Fund, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 2/28/07[6]

Holding	% of Net Assets	Line of Business

Vinci SA	3.9%	Construction & Engineering
Millea Holdings, Inc.	3.9	Insurance
Sumitomo Mitsui Financial Group, Inc.	3.8	Commercial Banks
E.ON AG	3.8	Electrical Utilities
Nestle SA	3.2	Food Products
Svenska Celllulosa AB (SCA) Series B	3.1	Paper & Forest Products
Esprit Holdings Ltd.	3.1	Specialty Retail
Prudential PLC	3.1	Insurance
Amvescap PLC	3.0	Capital Markets
Vodafone Group PLC	2.9	Wireless Telecommunication Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS
Japanese Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Japanese Equity Fund during the six-month reporting period that ended February 28, 2007.
  Performance Review

Over the six-month period that ended February 28, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 6.44%, 6.00%, 6.01%, 6.61%, and 6.36%, respectively. These returns compare to the 6.69% cumulative total return of the Fund’s benchmark, the Tokyo Price Index (TOPIX) (unhedged, with dividends reinvested), over the same time period.

During the reporting period, the Fund slightly underperformed its benchmark. After a market correction that was triggered by the weak July-September GDP figure released in November, 2006, Japanese equities recovered steadily on the back of strong corporate earnings, an improving economy and stable currency. The Bank of Japan decided to raise interest rates by 25 basis points in February 2007. We believe this was also beneficial to the equity market, as the decision put an end to uncertainty about the rate hike. The global equity markets sold off at the end of February 2007, triggered by the fall in Chinese stocks.

Overall, our stock selection detracted from results versus the benchmark while the Fund’s sector weightings contributed positively to relative performance. In particular, the Fund’s stock selection in Steel Products, Telecommunications and Electrical Machinery detracted from performance. In contrast, the Fund’s stock selection in Transport Equipment, Miscellaneous Finance and Retail companies enhanced results. Among the Fund’s top contributors to performance were JFE Holdings, Mitsui & Co. and Central Japan Railway (see “Portfolio Highlights” for additional information on these holdings).

An example of a stock that detracted from performance was Sumitomo Mitsui Financial Group, one of the largest banks in Japan. Its shares did not perform well as the earnings of a number of large banks did not meet expectations during the reporting period. The company was also hurt by an ongoing Financial Services Agency of Japan’s review and fears that this would hurt its sales.
  Sector Allocation

In managing the Fund, we seek to generate above-average returns over time through careful bottom-up stock selection based on extensive, firsthand fundamental research and a long-term investment horizon. Given this process, the Fund’s sector weightings are the by-product of individual stock holdings rather than sector-based decisions. As of February 28, 2007, the Fund held overweight positions in Steel Products, Precision Instruments and Glass Ceramics. Conversely, it had underweights in Other Products, Transport Equipment and Real Estate.

PORTFOLIO RESULTS
  Portfolio Highlights

There were a number of holdings that enhanced results during the reporting period, including the following:

■	JFE Holdings — JFE Holdings is a leading Japanese steel company. Its shares performed well along with the steel sector in general. During the reporting period, strong demand for steel as well as improved industry conditions from restructuring contributed to higher stock prices of large steel companies.

■	Mitsui & Co — Mitsui & Co. is an international trading company. It benefited as demand for metal products rose across the globe, pushing the prices of raw materials higher. The Fund had an overweight position in Mitsui & Co in anticipation of increased profits driven by these higher prices.

■	Central Japan Railway — Central Japan Railway provides rail and bus transportation services such as “Shinkansen” (the bullet train) in the Tokai region located between Tokyo and Osaka. The company demonstrated stable growth through its core business.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Japanese Equity Team

Tokyo, March 13, 2007

FUND BASICS
Japanese Equity Fund
as of February 28, 2007
PERFORMANCE REVIEW

September 1, 2006–February 28, 2007	Fund Total Return (based on NAV)[1]	TOPIX (unhedged)[2]

Class A	6.44%	6.69%

Class B	6.00	6.69

Class C	6.01	6.69

Institutional	6.61	6.69

Service	6.36	6.69

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The TOPIX (unhedged, with dividends reinvested) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/06	One Year	Five Years	Since Inception	Inception Date

Class A	-4.48%	8.19%	3.97%	5/1/98

Class B	-5.16	8.36	4.04	5/1/98

Class C	-1.17	8.69	4.04	5/1/98

Institutional	1.04	9.92	5.21	5/1/98

Service	0.49	9.53	4.77	5/1/98

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio	Expense Ratio Before Waivers

Class A	1.55%	1.93%
Class B	2.30	2.68
Class C	2.30	2.68
Institutional	1.15	1.53
Service	1.65	2.03

[4]	The expense ratios of the Fund, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 2/28/07[5]

Holding	% of Net Assets	Line of Business

Toyota Motor Corp.	5.7%	Automobiles
Mitsubishi UFJ Financial Group, Inc.	4.2	Commercial Banks
Sumitomo Mitsui Financial Group, Inc.	4.0	Commercial Banks
Mizuho Financial Group, Inc.	2.9	Commercial Banks
Mitsui & Co. Ltd.	2.8	Trading Companies & Distributors
JFE Holdings, Inc.	2.7	Metals & Mining
Takeda Pharmaceutical Co. Ltd.	2.6	Pharmaceuticals
Central Japan Railway Co.	2.6	Road & Rail
Sekisui House Ltd.	2.4	Household Durables
Hitachi Metals Ltd.	2.3	Metals & Mining

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS
International Small Cap Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs International Small Cap Fund during the six-month reporting period that ended February 28, 2007.
  Performance Review

Over the six-month period that ended February 28, 2007, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 15.95%, 15.51%, 15.58%, 16.24%, and 15.89%, respectively. These returns compare to the 16.67% cumulative total return of the Fund’s benchmark, the S&P/Citigroup EMI World ex-US Index (gross) over the same time period.

During the reporting period, the Fund generated strong absolute results but it lagged its benchmark. Weak stock selection, particularly within the Information Technology, Healthcare and Materials sectors detracted from relative performance during the period.

Wolfson Microelectronics, the UK-based integrated circuits supplier, was the leading detractor from performance. Its shares fell after management announced that third quarter profits had declined. The company subsequently lowered its sales forecast for the fourth quarter as a result of falling demand. The forecast revision was attributed to lower chip sales to Sony Corp., after Sony cut its sales projections for its PlayStation product. After reviewing our position in the stock, we exercised our sell discipline and sold out of the stock during the period.

The Greek Organization of Football Prognostics (OPAP), the world’s third largest traded gaming company based in Greece, also detracted from results during the period. Following a strong run at the end of 2006, OPAP’s shares fell at the beginning of 2007 after management announced that fourth quarter revenue from its Stihima betting game had changed little from a year earlier. This was a result of the game’s manager, Interlot, widening the game’s odds during the soccer World Cup and then subsequently cutting them again, which reduced interest in the game. Its shares also fell after management recorded a $3.7 million charge against their 2006 earnings after a tax audit. It subsequently announced that these taxes would be recorded in 2006 and therefore burdened its earnings figures. We believe that this is a temporary issue and we continue to maintain the Fund’s position.

Carter & Carter, a provider of outsourced apprentice learning solutions and support services in the UK, was the leading contributor to performance as management reported very strong fiscal year results that exceeded analysts’ expectations. Carter & Carter acquired a number of companies during the reporting period, and it has successfully positioned itself as one of the clear market leaders in government-funded vocational learning programs. Given the substantial government funding already in place to support the current year business plan, we believe that Carter & Carter is well positioned given the government’s drive to improve domestic labor skills.

PORTFOLIO RESULTS
  Portfolio Composition

We maintain our focus on individual security selection rather than taking large sector and country under- or overweight positions. In addition, we strive to own quality businesses with enduring franchises and exceptional managements that have the potential to perform well in a variety of markets. We believe that value is created through rigorous fundamental analysis that identifies small- cap companies operating in clear and defensible market niches. Additionally, these companies might be well positioned to benefit from structural change in the marketplace. At the end of the reporting period, the Fund was overweight in the Industrials, Energy and Telecommunication Services sectors, and underweight in the Materials, Consumer Staples, Utilities and Information Technology sectors.
  Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that enhanced results, including the following:

■	Bank of Cyprus — Bank of Cyprus, Cyprus’ largest retail bank, was a leading contributor to performance. Its shares rose on the back of very strong third quarter results and on speculation that the Bank of Cyprus may be the target of a takeover approach from Piraeus Bank. Management subsequently voted to reject the offer submitted by Piraeus Bank on the grounds that it significantly undervalued Bank of Cyprus’ strong profitability and growth potential. The stock has received several analyst upgrades and all three of Bank of Cyprus’ businesses continue to perform well.

■	MyTravel — MyTravel, a travel services provider, contributed to performance. Its shares rose sharply higher after the company announced it was planning to merge with Thomas Cook, Europe’s second largest travel company. Thomas Cook agreed to a merger of equals in order to cut costs and reduce competition from low cost travel operators. The newly combined company, Thomas Cook Group Plc, is expected to be debt free, which should allow the company to expand its operations and to better compete with TUI AG, Europe’s largest travel company. We took advantage of the share price appreciation and subsequently exited the Fund’s position.

PORTFOLIO RESULTS

■	Techem — Techem, a reader of heat and water meters in Germany, contributed to performance. Its shares surged higher following a bid approach by BC Partners Limited, after a previous bid from a mutual fund managed by Macquarie Bank. The latter bid was subsequently trumped by Macquarie Bank. Furthermore, amid the flurry of takeover bids, Techem’s management reported that its full-year fiscal profit rose 25%, exceeding its own targets. Profit was driven by increased business in its energy contracting unit and reduced costs relating to its core business in Germany, which boosted sales and earnings. As its shares reached our target price, we sold out of the stock.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs International Small Cap Equity Investment Team

London, March 16, 2007

FUND BASICS
International Small Cap Fund
as of February 28, 2007
PERFORMANCE REVIEW

	Fund Total Return	S&P/Citigroup EMI
September 1, 2006–February 28, 2007	(based on NAV)[1]	World ex-US Index (gross)[2]

Class A	15.95%	16.67%
Class B	15.51	16.67
Class C	15.58	16.67
Institutional	16.24	16.67
Service	15.89	16.67

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P/Citigroup EMI World ex-US Index covers the smallest 20% of companies, ranked by total market capitalization, which first qualify for inclusion in the country index. This includes approximately 4,280 securities from 24 developed markets with a general regional allocation of 61% Europe, 21% Japan, 11% Australasia and 7% North America. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/06	One Year	Five Years	Since Inception	Inception Date

Class A	12.40%	16.21%	9.45%	5/1/98
Class B	13.17	16.58	9.56	5/1/98
Class C	17.16	16.80	9.55	5/1/98
Institutional	19.50	18.15	10.79	5/1/98
Service	18.88	17.55	10.23	5/1/98

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio	Expense Ratio Before Waivers

Class A	1.64%	1.79%
Class B	2.39	2.54
Class C	2.39	2.54
Institutional	1.24	1.39
Service	1.74	1.89

[4]	The expense ratios of the Fund, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 2/28/07[5]

Holding	% of Net Assets	Line of Business

OPAP SA	2.1%	Hotels, Restaurants & Leisure
AWD Holding AG	2.0	Capital Markets
Aalberts Industries NV	2.0	Machinery
Dawnay Day Carpathian PLC	1.9	Real Estate Management & Development
Gruppo Coin SpA	1.8	Specialty Retail
Heijmans NV	1.8	Construction & Engineering
Speymill Deutsche Immobilien Co. PLC	1.8	Real Estate Management & Development
Ballast Nedam NV	1.8	Construction & Engineering
Schroders PLC	1.7	Capital Markets
CENTROTEC Sustainable AG	1.6	Chemicals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS
Emerging Markets Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Emerging Markets Equity Fund during the six-month reporting period that ended February 28, 2007.
  Performance Review

Over the six-month period that ended February 28, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 16.15%, 15.69%, 15.68%, 16.35%, and 16.04%, respectively. These returns compare to the 16.72% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index (with dividends reinvested), over the same time period.

During the period, the Fund generated very strong returns but slightly lagged its benchmark. Leading contributors to performance included Sberbank, Axtel and China COSCO Holdings Co. In contrast, the Fund’s underweight exposure to China and certain companies in Korea detracted from results versus the benchmark.
  Regional Allocation

Our overall overweight in the Eastern Europe, Middle East and Africa region was the strongest contributor to performance during the period versus the benchmark. In particular, Eastern European emerging markets performed well, as Russian domestic stocks, in particular, rallied. Latin American markets showed resilience in the face of slowing U.S. consumer spending. Within the region, the Fund’s overweight positions in Brazil and Mexico contributed to performance. They were helped by strengthened commodity prices and clarity on the outcome of the Brazilian election. Mexico led the region on the back of expectations that the home-building sector will continue to be a priority for the newly elected administration. Asia, while delivering strong performance from India and Thailand, detracted from performance as a region. The Fund’s underweight in China hurt relative performance, as manufacturing activity expanded and liquidity remained ample in the Chinese market. Additionally, the Chinese financial sector rallied significantly on the back of expectations of favorable tax reforms. The Fund’s export oriented companies in Korea also detracted from relative performance, as the Korean won continued to strengthen verses the U.S. dollar.

While emerging market equity performance was weak during the sell-off that occurred in late February, country and corporate health fundamentals remaining largely in tact. We continue to believe that we are experiencing an indiscriminate short-term correction. As the dust settles, we believe that markets will differentiate at a country and stock level as they have in the past. Furthermore, in the face of more persistent weakness, we believe that many of the cash laden, highly profitable emerging market equity companies would stand to be the beneficiaries of private equity and mergers and acquisition activity.

PORTFOLIO RESULTS
  Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were number of holdings that enhanced results, including the following:

■	Sberbank — Sberbank is Russia’s dominant retail banking franchise. Its shares rallied on further evidence that 2006 was a very strong year for Russian lending growth. Additionally, investors took the company’s announcement that it plans to offer existing shareholders the right to buy additional shares worth $7.5 billion in early 2007 as a very strong signal that the outlook for the bank is robust for the next few years and reduced concerns that growth would slow due to capital constraints. With retail lending currently growing at rates in excess of 50% per year in what remains an economy with very low credit penetration, investors’ willingness to extend their investment horizon had a powerful positive impact on its stock price.

■	Axtel — Axtel, a local Mexican provider of regional and long distance telecommunications services, data transmission and Internet services, was a leading contributor to performance. The company’s shares rallied after the successful completion of its acquisition of Aventel. This made Axtel the second-largest fixed-line integrated telecommunications company in Mexico. The company’s stock has shown a continuous improvement since November 2006, which supports the positive sentiment of the company’s growth. In addition, recent announcements for further investment in technology have given the stock upward momentum.

■	China COSCO Holdings Co. — China COSCO Holdings is one of the world’s leading container liner and port operators. The company’s shares rose to a two-year high in February on increased optimism regarding a recovery in freight rates and overall China exports. All business units of COSCO Holdings delivered strong performance, with COSCO Container in particular reporting a 48% increase in profits during the fourth quarter. The shares have reacted positively on the back of an improving profit trend as well as expectations of continued profit expansion.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Emerging Markets Equity Investment Team

New York, London and Singapore,
March 21, 2007

FUND BASICS
Emerging Markets Equity Fund
as of February 28, 2007
PERFORMANCE REVIEW

September 1, 2006–February 28, 2007	Fund Total Return (based on NAV)[1]	MSCI EMF Index[2]

Class A	16.15%	16.72%
Class B	15.69	16.72
Class C	15.68	16.72
Institutional	16.35	16.72
Service	16.04	16.72

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI Emerging Markets Free Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 26 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/06	One Year	Five Years	Since Inception	Inception Date

Class A	20.82%	23.76%	10.27%	12/15/97
Class B	21.84	24.28	10.39	12/15/97
Class C	25.85	24.35	10.36	12/15/97
Institutional	28.37	25.83	11.63	12/15/97
Service	27.66	25.22	10.84	12/15/97

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio	Expense Ratio Before Waivers

Class A	1.81%	1.81%
Class B	2.56	2.56
Class C	2.56	2.56
Institutional	1.41	1.41
Service	1.91	1.91

[4]	The expense ratios of the Fund, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 2/28/07[5]

Holding	% of Net Assets	Line of Business

OAO Gazprom ADR	4.8%	Oil, Gas & Consumable Fuels
Taiwan Semiconductor Manufacturing Co. Ltd.	3.8	Semiconductors & Semiconductor Equipment
LUKOIL ADR	3.5	Oil, Gas & Consumable Fuels
Compahnia Vale do Rio Doce Class A	3.3	Metals & Mining
Samsung Electronics Co. Ltd.	3.0	Semiconductors & Semiconductor Equipment
Kookmin Bank	2.7	Commercial Banks
Sberbank RF	2.6	Commercial Banks
Petroleo Brasileiro SA ADR	2.3	Oil, Gas & Consumable Fuels
POSCO	2.2	Metals & Mining
Sasol Ltd.	2.2	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS
Asia Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Asia Equity Fund during the six-month reporting period that ended February 28, 2007.
  Performance Review

Over the six-month period that ended February 28, 2007, the Fund’s Class A, B, C and Institutional Shares generated cumulative total returns, without sales charges, of 13.70%, 13.25%, 13.27% and 13.91%, respectively. These returns compare to the 17.34% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Free ex-Japan Index (unhedged, with dividends reinvested), over the same time period.

While the Fund generated positive returns during the reporting period, it underperformed its benchmark. This was mainly due to negative stock selection, coupled with overweight positions in Consumer Discretionary and Information Technology and an underweight position in China.

In terms of specific stocks, Hong Kong’s Techtronic Industries Co. struggled for most of 2006 after it issued a profit warning at the beginning of the year. Despite positive guidance, the share price remained under pressure due to the overhang of the weakening U.S. housing market. Weaker than expected results released by Home Depot, its key customer, also affected Techtronic Industries negatively. Although its share price rebounded in January 2007, concern over the deterioration of the sub-prime market and U.S. housing market in February led to the share price declining again. We continue to believe that the stock is oversold and that its valuation is very attractive. As Techtronic’s drivers of growth remain strong, we feel that our investment thesis for the stock remains very much intact. We have taken some profits following the rally in January, but our long-term investment thesis for the company has not changed and we continue to hold the stock.

Korea had been a detractor from the Fund’s performance, mainly driven by negative stock selection. One example of a disappointing holding was LG.Philips LCD. The company is a large global producer and supplier of Thin-Film Transistor Liquid-Crystal Display (TFT-LCD) panels for monitors and notebook computers. Persistent losses were posted by the company, mainly due to competitive prices offered by various TFT-LCD panel producers. In addition, there were concerns of an oversupply of TFT-LCD panels in early 2007, which caused price cutting measures to be undertaken by the TFT-LCD panel producers. We sold out of the stock in late January, as we believe that the TFT-LCD panel prices will continue to remain under pressure.
  Portfolio Composition

As of February 28, 2007, the Fund was overweight in India, Indonesia, Pakistan and Singapore, and underweight in Taiwan, China and Korea.

PORTFOLIO RESULTS
  Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that enhanced results, including the following:

■	Bharti Airtel — Bharti Airtel rallied strongly due to strong subscriber activity in the Indian wireless mobile network over the past months. The stronger than expected growth of its business helped its shares to rally.

■	UTI Bank Ltd. — UTI Bank’s shares continued to be strong, boosted, in part, by the overall recovery in the Indian equity market. In addition, the company reported outstanding results that beat consensus expectations and led to upgrades on earnings forecasts by several analysts.

■	Kerry Properties — Kerry Properties was a new addition to the Fund and we purchased its shares at what we felt to be a relatively attractive price. Its stock price rose as the firm instituted its strategy of selling down its projects in Hong Kong and reinvesting the proceeds in sizeable assets in China. The firm’s focus on cluster type holdings, which involve investing in properties with complementary businesses like malls and offices, was also viewed favorably as such they tend to be synergistic.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Asia Equity Investment Team

Singapore, March 19, 2007

FUND BASICS
Asia Equity Fund
as of February 28, 2007
PERFORMANCE REVIEW

	Fund Total Return	MSCI AC Asia Free ex-Japan
September 1, 2006–February 28, 2007	(based on NAV)[1]	Index (unhedged)[2]

Class A	13.70%	17.34%
Class B	13.25	17.34
Class C	13.27	17.34
Institutional	13.91	17.34

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI All Country Asia Free ex-Japan Index (unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 11 Asian countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/06	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	15.30%	14.48%	0.70%	1.91%	7/8/94
Class B	16.14	14.82	0.71	0.07	5/1/96
Class C	20.12	15.01	n/a	1.04	8/15/97
Institutional	22.52	16.45	1.93	1.64	2/2/96

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio	Expense Ratio Before Waivers

Class A	1.60%	1.87%

Class B	2.35	2.62

Class C	2.35	2.62

Institutional	1.20	1.47

[4]	The expense ratios of the Fund, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 2/28/07[5]

Holding	% of Net Assets	Line of Business

Taiwan Semiconductor Manufacturing Co. Ltd.	4.4%	Semiconductors & Semiconductor Equipment
Samsung Electronics Co. Ltd.	4.0	Semiconductors & Semiconductor Equipment
Kookmin Bank	4.0	Commercial Banks
Infosys Technologies Ltd.	3.7	IT Services
China Mobile Ltd.	3.7	Wireless Telecommunication Services
POSCO	3.0	Metals & Mining
Hana Financial Group, Inc.	2.8	Commercial Banks
Esprit Holdings Ltd.	2.7	Specialty Retail
United Overseas Bank Ltd.	2.5	Commercial Banks
Hutchison Whampoa Ltd.	2.4	Industrial Conglomerates

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS
BRIC Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs BRIC Fund during the six-month reporting period that ended February 28, 2007.
  Performance Review

Over the six-month period that ended February 28, 2007, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 19.69%, 19.25%, and 20.08%, respectively. These returns compare to the 21.93% cumulative total return of the Fund’s benchmark, the MSCI BRIC 5-25 Constrained Index, and the 17.18% cumulative total return of its former benchmark, the MSCI BRIC Index, over the same time period.

While the Fund provided strong absolute returns during the period, it underperformed its benchmark. The main driver of the underperformance was our stock selection. At the stock level, Bajaj Hindusthan and Yanzhou Coal were leading detractors from relative performance. Stock selection within the Utilities and Telecommunication Services sectors also detracted from results. In contrast, leading contributors to performance were X5 Retail, China COSCO Holdings Co. and Sberbank (see “Portfolio Highlights” for additional information on these holdings).

Bajaj Hindusthan, a sugar producer based in India, detracted from performance amid negative sentiment surrounding the Indian sugar industry. Domestic pricing in the industry has been weak and the government has banned all sugar exports. Towards the end of the period, however, there was the suggestion that the government may lift the export ban, which provided some relief to the company’s share price. Yanzhou Coal, a Chinese mining company, detracted from performance after releasing disappointing third quarter results on the back of a decline in sales volumes and an increase in production costs. In addition, the Chinese government increased export taxes on commodities towards the end of the period and introduced a 5% export tax on coal. We lowered our earnings estimates for the company and decided to sell out of the position as a result of this change in the company’s fundamentals and the erosion in management quality.
  Portfolio Composition

The Fund seeks long-term capital appreciation by investing primarily in equity investments in Brazil, Russia, India and China or in issuers that participate in these markets. At the end of the reporting period, the Fund was overweight in Brazil and Russia, and underweight in India and China. From a sector perspective, at the end of the period the Fund was overweight in the Financials, Industrials and Information Technology sectors and underweight in the Materials, Utilities and Consumer Discretionary sectors.

PORTFOLIO RESULTS
  Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that enhanced results, including the following:

■	X5 Retail — X5 Retail is Russia’s largest food retailer as a result of the merger of Pyaterochka and Perekrestok. The stock performed well on the back of positive investor sentiment about the growth potential of the business after the company’s management held a series of meetings with investors. We continue to see significant scope for consolidation in the Russian food retail market and expect large players such as X5 Retail to continue to take market share via internal growth and acquisitions.

■	China COSCO Holdings Co. — China COSCO Holdings is one of the world’s leading container liner and port operators. The company’s shares rose to a two-year high in February on increased optimism regarding a recovery in freight rates and overall China exports. All business units of COSCO Holdings delivered strong performance, with COSCO Container in particular reporting a 48% increase in profits during the fourth quarter. The shares have reacted positively on the back of an improving profit trend as well as expectations of continued profit expansion.

■	Sberbank — Sberbank is Russia’s dominant retail banking franchise. Its shares rallied on further evidence that 2006 was a very strong year for Russian lending growth. Additionally, investors took the company’s announcement that it plans to offer existing shareholders the right to buy additional shares worth $7.5 billion in early 2007 as a very strong signal that the outlook for the bank is robust for the next few years and reduced concerns that growth would slow due to capital constraints. With retail lending currently growing at rates in excess of 50% per year in what remains an economy with very low credit penetration, investors’ willingness to extend their investment horizon had a powerful positive impact on its stock price.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs BRIC Investment Team

London, March 16, 2007

FUND BASICS
BRIC Fund
as of February 28, 2007
PERFORMANCE REVIEW

	Fund Total Return	MSCI 5-25
September 1, 2006–February 28, 2007	(based on NAV)[1]	Constrained Index	MSCI BRIC Index[2]

Class A	19.69%	21.93%	17.18%
Class C	19.25	21.93	17.18
Institutional	20.08	21.93	17.18

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	Effective January 1, 2007, the MSCI 5-25 Constrained Index replaced the MSCI BRIC Index as the Fund’s benchmark. The MSCI BRIC 5-25 Constrained Index is a customised, constrained benchmark, derived from the standard MSCI BRIC Index, with individual stock weights capped at 5% and the total of all stocks weighing more than 2.5% capped at 25%. The MSCI BRIC Equity Index combines, on a market capitalization weighted basis, the components of the MSCI Brazil, MSCI Russia, MSCI India and MSCI China Equity Indices. In the Investment Adviser’s opinion, the MSCI 5-25 Constrained Index is a more appropriate benchmark against which to measure the performance of the Fund. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/06	One Year	Since Inception	Inception Date

Class A	n/a	22.12%	6/30/06
Class C	n/a	27.60	6/30/06
Institutional	n/a	29.41	6/30/06

[3]	As the Fund has not been operating for one year, the Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio	Expense Ratio Before Waivers

Class A	1.97%	2.42%
Class C	2.72	3.17
Institutional	1.57	2.02

[4]	The expense ratios of the Fund, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 2/28/07[5]

Holding	% of Net Assets	Line of Business

Companhia Vale do Rio Doce ADR	6.5%	Metals & Mining
LUKOIL ADR	6.4	Oil, Gas & Consumable Fuels
OAO Gazprom ADR	5.7	Oil, Gas & Consumable Fuels
China Mobile Ltd.	5.2	Wireless Telecommunication Services
Sberbank RF	5.1	Commercial Banks
PetroChina Co. Ltd. Class H	4.4	Oil, Gas & Consumable Fuels
Petroleo Brasileiro SA ADR	4.2	Oil, Gas & Consumable Fuels
Infosys Technologies Ltd.	3.7	IT Services
China Construction Bank Corp. Class H	3.5	Commercial Banks
Unibanco Uniao de Bancos Brasileiros SA GDR	3.1	Commercial Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND
Schedule of Investments
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 95.3%

Australia – 2.5%
2,793,636	Alumina Ltd. (Metals & Mining)	$14,947,945

Belgium – 4.1%
184,538	InBev NV (Beverages)	12,220,482
183,317	UCB SA(a) (Pharmaceuticals)	11,837,180

		24,057,662

Bermuda – 2.1%
1,347,093	Catlin Group Ltd. (Insurance)	12,540,108

France – 9.5%
134,149	Sanofi-Aventis (Pharmaceuticals)	11,390,894
153,672	Technip SA(a) (Energy Equipment & Services)	10,290,749
168,638	Total SA(a) (Oil, Gas & Consumable Fuels)	11,358,224
166,862	Vinci SA (Construction & Engineering)	23,063,140

		56,103,007

Germany – 8.8%
810,800	Deutsche Telekom AG (Diversified Telecommunication Services)	14,544,884
169,309	E.ON AG (Electric Utilities)	22,194,369
119,463	Merck KGaA (Pharmaceuticals)	14,867,469

		51,606,722

Hong Kong – 4.9%
1,744,000	Esprit Holdings Ltd. (Specialty Retail)	18,173,859
7,772,000	Techtronic Industries Co. Ltd. (Household Durables)	10,640,720

		28,814,579

Italy – 2.1%
1,332,504	UniCredito Italiano SpA (Commercial Banks)	12,306,255

Japan – 18.3%
350,100	Alpen Co. Ltd. (Specialty Retail)	8,144,874
361,800	Credit Saison Co. Ltd. (Consumer Finance)	11,912,703
3,279,000	Fuji Electric Holdings Co., Inc. Ltd. (Electrical Equipment)	16,114,742
1,410,000	Hitachi Metals Ltd. (Metals & Mining)	16,735,745
611,700	Millea Holdings, Inc. (Insurance)	22,839,147
2,301	Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	22,385,406
221,400	Union Tool Co.(a) (Machinery)	9,439,341

		107,571,958

Netherlands – 5.4%
368,021	ING Groep NV (Diversified Financial Services)	15,699,728
377,461	TNT NV (Air Freight & Logistics)	16,221,932

		31,921,660

Norway – 2.1%
876,220	Prosafe SE(a) (Energy Equipment & Services)	12,371,226

Russia – 1.9%
136,686	LUKOIL ADR (Oil, Gas & Consumable Fuels)	10,914,377

South Africa – 2.4%
4,289,669	FirstRand Ltd. (Diversified Financial Services)	14,228,369

South Korea – 4.0%
187,760	Kookmin Bank (Commercial Banks)	16,864,014
23,100	Samsung Electronics Co. Ltd. GDR(b) (Semiconductors & Semiconductor Equipment)	6,909,506

		23,773,520

Spain – 4.2%
461,518	Banco Bilbao Vizcaya Argentaria SA (Commercial Banks)	11,231,586
594,034	Indra Sistemas SA (IT Services)	13,650,003

		24,881,589

Sweden – 3.1%
355,362	Svenska Cellulosa AB (SCA) Series B (Paper & Forest Products)	18,373,547

Switzerland – 5.4%
183,568	Credit Suisse Group (Capital Markets)	12,683,892
50,821	Nestle SA (Food Products)	18,906,231

		31,590,123

Taiwan – 1.9%
5,360,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	10,953,003

United Kingdom – 12.6%
1,516,832	Amvescap PLC (Capital Markets)	17,841,088
1,470,300	Bodycote International PLC (Machinery)	7,726,520
3,779,626	Old Mutual PLC (Insurance)	13,026,191

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND
Schedule of Investments (continued)
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

United Kingdom – (continued)
1,376,305	Prudential PLC (Insurance)	$18,140,903
6,265,192	Vodafone Group PLC (Wireless Telecommunication Services)	17,356,782

		74,091,484

TOTAL COMMON STOCKS
(Cost $462,320,908)		$561,047,134

Preferred Stocks – 3.1%

Brazil – 1.8%
346,152	Tim Participacoes SA ADR(a) (Wireless Telecommunication Services)	10,959,172

South Korea – 1.3%
32,600	Samsung Electronics Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	7,498,000

TOTAL PREFERRED STOCKS
(Cost $15,610,054)		$18,457,172

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 1.4%

JPMorgan Chase Euro – Time Deposit
$8,252,558	5.384%	03/01/07	$8,252,558
(Cost $8,252,558)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $486,183,520)			$587,756,864

Shares	Description	Value
Securities Lending Collateral – 6.2%

36,395,260	Boston Global Investment Trust – Enhanced Portfolio
(Cost $36,395,260)		$36,395,260

TOTAL INVESTMENTS – 106.0%
(Cost $522,578,780)		$624,152,124

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.0)%		(35,152,279)

NET ASSETS – 100%		$588,999,845

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,909,506, which represents approximately 1.2% of net assets as of February 28, 2007.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

As a % of
Net Assets
Investments Industry Classifications†

Air Freight & Logistics	2.7%
Beverages	2.1
Capital Markets	5.2
Commercial Banks	10.7
Construction & Engineering	3.9
Consumer Finance	2.0
Diversified Financial Services	5.1
Diversified Telecommunication Services	2.5
Electric Utilities	3.8
Electrical Equipment	2.7
Energy Equipment & Services	3.8
Food Products	3.2
Household Durables	1.8
Insurance	11.3
IT Services	2.3
Machinery	2.9
Metals & Mining	5.4
Oil, Gas & Consumable Fuels	3.8
Paper & Forest Products	3.1
Pharmaceuticals	6.5
Semiconductors & Semiconductor Equipment	4.3
Short-term Investments#	7.6
Specialty Retail	4.5
Wireless Telecommunication Services	4.8

TOTAL INVESTMENTS	106.0%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include short-term obligations and securities lending collateral.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND
Schedule of Investments
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 98.2%

Air Freight & Logistics – 1.3%
45,000	Yamato Holdings Co. Ltd.	$722,019

Auto Components – 2.3%
32,600	Denso Corp.	1,270,081

Automobiles – 5.7%
47,600	Toyota Motor Corp.	3,197,105

Building Products – 2.2%
94,000	Asahi Glass Co. Ltd.	1,263,604

Capital Markets – 1.5%
40,000	Nomura Holdings, Inc.	866,244

Chemicals – 2.8%
97,000	Asahi Kasei Corp.	710,626
13,300	Shin-Etsu Chemical Co. Ltd.	836,343

		1,546,969

Commercial Banks – 13.4%
136,000	Chiba Bank Ltd. (The)	1,298,792
194	Mitsubishi UFJ Financial Group, Inc.	2,378,921
234	Mizuho Financial Group, Inc.	1,644,020
229	Sumitomo Mitsui Financial Group, Inc.	2,227,839

		7,549,572

Computers & Peripherals – 1.8%
149,000	Fujitsu Ltd.	1,035,868

Construction & Engineering – 1.0%
51,000	Kyowa Exeo Corp.	574,914

Construction Materials – 0.9%
150,000	Sumitomo Osaka Cement Co. Ltd.	490,991

Consumer Finance – 1.5%
3,080	ORIX Corp.	848,470

Diversified Telecommunication Services – 2.1%
221	Nippon Telegraph & Telephone Corp.	1,170,726

Electric Utilities – 2.2%
43,600	Kyushu Electric Power Co., Inc.	1,251,726

Electrical Equipment – 4.0%
242,000	Fuji Electric Holdings Co. Ltd.	1,189,316
16,700	Futaba Corp. (Chiba)	390,935
800	Matsushita Electric Works Ltd.	9,130
64,000	Mitsubishi Electric Corp.	643,267

		2,232,648

Electronic Equipment & Instruments – 7.6%
16,700	Hamamatsu Photonics K.K.	491,430
27,900	Hoya Corp.	966,985
13,000	Nihon Dempa Kogyo Co. Ltd.	627,539
54,000	Shimadzu Corp.	469,155
8,400	TDK Corp.	699,451
18,900	TOPCON Corp.	283,809
70,000	Yaskawa Electric Corp.	765,619

		4,303,988

Food & Staples Retailing – 1.9%
28,200	Lawson, Inc.	1,082,379

Food Products – 1.2%
54,000	Ajinomoto Co., Inc.	668,206

Gas Utilities – 2.3%
228,000	Tokyo Gas Co. Ltd.	1,284,205

Hotels, Restaurants & Leisure – 0.5%
9,600	Resorttrust, Inc.	268,129

Household Durables – 4.1%
9,500	Funai Electric Co. Ltd.	915,733
91,000	Sekisui House Ltd.	1,365,467

		2,281,200

Insurance – 2.3%
105,000	Mitsui Sumitomo Insurance Co. Ltd.	1,313,667

Internet & Catalog Retail – 0.3%
8,700	ASKUL Corp.	181,050

IT Services – 0.3%
5,100	NS Solutions Corp.	139,795

Machinery – 4.3%
36,500	Daifuku Co. Ltd.	547,609
6,000	Fanuc Ltd.	536,659
49,700	Komatsu Ltd.	1,112,174
5,000	Union Tool Co.	213,174

		2,409,616

Media – 1.4%
708	Jupiter Telecommunications Co. Ltd.*	591,498
32,000	Toei Co. Ltd.	175,737

		767,235

Metals & Mining – 6.0%
111,000	Hitachi Metals Ltd.	1,317,495
24,500	JFE Holdings, Inc.	1,515,451
105,000	Mitsubishi Steel Manufacturing Co. Ltd.(a)	553,454

		3,386,400

Office Electronics – 2.2%
23,150	Canon, Inc.	1,253,897

Pharmaceuticals – 5.2%
21,700	Astellas Pharma, Inc.	952,720
21,600	Takeda Pharmaceutical Co. Ltd.	1,486,145
20,600	Tsumura & Co.	482,023

		2,920,888

Real Estate Management & Development – 3.0%
42,000	Mitsui Fudosan Co. Ltd.	1,161,926
14,000	Nomura Real Estate Holdings, Inc.*	507,221

		1,669,147

Road & Rail – 2.6%
121	Central Japan Railway Co.	1,455,733

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND
Schedule of Investments (continued)
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – 0.5%
4,800	Disco Corp.	$289,687

Software – 0.9%
15,800	NSD Co. Ltd.	521,390

Specialty Retail – 2.0%
30,300	Alpen Co. Ltd.	704,912
5,000	Fast Retailing Co. Ltd.(a)	408,886

		1,113,798

Trading Companies & Distributors – 4.2%
34,200	Mitsubishi Corp.	796,911
88,000	Mitsui & Co. Ltd.	1,581,632

		2,378,543

Transportation Infrastructure – 1.0%
65,000	Sumitomo Warehouse Co. Ltd. (The)	541,693

Wireless Telecommunication Services – 1.7%
125	KDDI Corp.	976,708

TOTAL COMMON STOCKS
(Cost $45,505,489)		$55,228,291

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 0.3%

JPMorgan Chase Euro – Time Deposit
$185,855	5.384%	03/01/07	$185,855
(Cost $185,855)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $45,691,344)			$55,414,146

Shares	Description	Value
Securities Lending Collateral – 0.8%

425,464	Boston Global Investment Trust – Enhanced Portfolio	$425,464
(Cost $425,464)

TOTAL INVESTMENTS – 99.3%
(Cost $46,116,808)		$55,839,610

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		429,890

NET ASSETS – 100%		$56,269,500

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

As a % of
Net Assets
Investments Industry Classifications†

Air Freight & Logistics	1.3%
Auto Components	2.3
Automobiles	5.7
Building Products	2.2
Capital Markets	1.5
Chemicals	2.8
Commercial Banks	13.4
Computers & Peripherals	1.8
Construction & Engineering	1.0
Construction Materials	0.9
Consumer Finance	1.5
Diversified Telecommunication Services	2.1
Electric Utilities	2.2
Electrical Equipment	4.0
Electronic Equipment & Instruments	7.6
Food & Staples Retailing	1.9
Food Products	1.2
Gas Utilities	2.3
Hotels, Restaurants & Leisure	0.5
Household Durables	4.1
Insurance	2.3
Internet & Catalog Retail	0.3
IT Services	0.3
Machinery	4.3
Media	1.4
Metals & Mining	6.0
Office Electronics	2.2
Pharmaceuticals	5.2
Real Estate Management & Development	3.0
Road & Rail	2.6
Semiconductors & Semiconductor Equipment	0.5
Short-term Investments#	1.1
Software	0.9
Specialty Retail	2.0
Trading Companies & Distributors	4.2
Transportation Infrastructure	1.0
Wireless Telecommunication Services	1.7

TOTAL INVESTMENTS	99.3%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include short-term obligations and securities lending collateral.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Schedule of Investments
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 99.1%

Austria – 1.1%
59,691	Semperit AG Holding(a) (Auto Components)	$2,452,510

Bermuda – 0.8%
378,288	Energy XXI Acquisition Corp. (Bermuda) Ltd.*(b) (Oil, Gas & Consumable Fuels)	1,872,526

Brazil – 0.6%
136,013	GVT Holding SA* (Diversified Telecommunication Services)	1,397,653

Canada – 1.7%
301,092	Oilexco, Inc.* (Oil, Gas & Consumable Fuels)	1,984,975
1,280,000	Primeline Energy Holdings, Inc.*(b) (Oil, Gas & Consumable Fuels)	1,948,016

		3,932,991

Cyprus – 1.4%
220,520	Bank of Cyprus Public Co. Ltd. (Commercial Banks)	3,287,769

Denmark – 0.8%
70,375	H. Lundbeck A/S (Pharmaceuticals)	1,878,865

Finland – 2.5%
63,708	Stockmann Oyj Abp Class B (Multiline Retail)	2,822,567
85,036	Vacon Oyj (Electrical Equipment)	2,926,901

		5,749,468

France – 2.4%
49,998	Rodriguez Group(a) (Leisure Equipment & Products)	2,637,286
12,213	Vallourec (Machinery)	3,012,924

		5,650,210

Germany – 13.6%
130,553	Arques Industries AG(a) (Diversified Financial Services)	2,939,254
106,350	AWD Holdings AG (Capital Markets)	4,714,497
99,610	CENTROTEC Sustainable AG*(a) (Chemicals)	3,822,597
200,758	Curanum AG (Health Care Providers & Services)	1,819,867
48,820	ElringKlinger AG (Auto Components)	3,418,365
668,498	Heliad Equity Partners GmbH & Co. KGaA* (Capital Markets)	977,947
141,559	IDS Scheer AG(a) (IT Services)	2,847,448
120,866	Pfleiderer AG(a) (Building Products)	3,602,902
38,344	Rheinmetall AG (Industrial Conglomerates)	3,087,268
35,932	Surteco AG (Household Durables)	1,828,499
89,193	Thielert AG*(a) (Aerospace & Defense)	2,453,709

		31,512,353

Greece – 2.1%
141,300	OPAP SA (Hotels Restaurants & Leisure)	4,992,798

Hong Kong – 1.6%
2,624,000	Shui On Land Ltd.* (Real Estate Management & Development)	2,384,539
1,056,000	Techtronic Industries Co. Ltd. (Household Durables)	1,445,780

		3,830,319

India – 1.8%
67,884	AIA Engineering Ltd. (Construction & Engineering)	1,965,154
204,775	UTI Bank Ltd.(b) (Commercial Banks)	2,129,728

		4,094,882

Indonesia – 1.9%
4,559,000	PT Bank Rakyat Indonesia (Commercial Banks)	2,376,373
5,170,500	PT Medco Energi Internasional Tbk (Oil, Gas & Consumable Fuels)	2,070,265

		4,446,638

Ireland – 2.3%
77,777	DCC PLC (Industrial Conglomerates)	2,620,132
117,383	Iaws Group PLC (Food Products)	2,730,098

		5,350,230

Isle of Man – 4.2%
1,731,913	Dawnay Day Carpathian PLC (Real Estate Management & Development)	4,297,316
202,532	Hansard Global PLC* (Insurance)	1,377,394
1,781,822	Speymill Deutsche Immobilien Co. PLC* (Real Estate Management & Development)	4,140,618

		9,815,328

Italy – 4.6%
633,773	Gruppo Coin SpA* (Specialty Retail)	4,243,840
647,621	Safilo Group SpA* (Textiles, Apparel & Luxury Goods)	3,791,214
63,214	Valentino Fashion Group SpA(a) (Textiles, Apparel & Luxury Goods)	2,611,315

		10,646,369

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Schedule of Investments (continued)
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Japan – 16.2%
149,900	Aica Kogyo Co. Ltd. (Building Products)	$2,076,163
55,700	As One Corp. (Health Care Providers & Services)	1,520,763
59,700	Asahi Pretec Corp. (Commercial Services & Supplies)	1,401,726
68,000	ASKUL Corp. (Internet & Catalog Retail)	1,415,108
33,300	C. Uyemura & Co. Ltd.(a) (Chemicals)	2,188,145
325,000	Daihen Corp. (Electrical Equipment)	1,945,151
379,000	Higashi-Nippon Bank Ltd. (The) (Commercial Banks)	1,924,551
115,200	Hitachi Tool Engineering Ltd. (Machinery)	1,712,046
22,800	Iwai Securities Co. Ltd. (Capital Markets)	432,061
392	Macromill, Inc. (Internet Software & Services)	1,018,732
777	MTI Ltd.(a) (Wireless Telecommunication Services)	1,510,771
294,000	Nachi-Fujikoshi Corp. (Machinery)	1,528,755
163,100	Neturen Co. Ltd. (Metals & Mining)	1,945,426
110,000	Nihon Parkerizing Co. Ltd. (Chemicals)	1,824,924
110,369	Optex Co. Ltd.(a) (Electronic Equipment & Instruments)	2,353,639
163,700	Pronexus, Inc. (Commercial Services & Supplies)	1,621,705
57,200	Resorttrust, Inc. (Hotels Restaurants & Leisure)	1,597,604
184,000	ROHTO Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,960,905
12,800	Ryohin Keikaku Co. Ltd. (Multiline Retail)	873,901
158,000	Shiga Bank Ltd. (The) (Commercial Banks)	1,116,721
109,500	Sohgo Security Services Co. Ltd. (Commercial Services & Supplies)	2,103,656
66,000	Tokyu Community Corp. (Real Estate Management & Development)	1,994,715
62,000	Tsumura & Co. (Pharmaceuticals)	1,450,749

		37,517,917

Malaysia – 1.0%
578,000	Transmile Group Berhad (Air Freight & Logistics)	2,310,020

Netherlands – 7.0%
47,106	Aalberts Industries NV (Machinery)	4,529,660
83,595	Ballast Nedam NV (Construction & Engineering)	4,088,216
257,981	Buhrmann NV(a) (Commercial Services & Supplies)	3,519,733
75,680	Heijmans NV (Construction & Engineering)	4,241,930

		16,379,539

Norway – 3.4%
20,337	Aker Kvaerner ASA (Energy Equipment & Services)	2,349,752
42,018	Aker Yards AS (Machinery)	3,692,389
125,932	Prosafe ASA(a) (Energy Equipment & Services)	1,778,016

		7,820,157

Singapore – 3.1%
1,541,000	Cosco Corp. (Singapore) Ltd. (Marine)	2,735,463
2,992,000	Macquarie International Infrastructure Fund Ltd. (Capital Markets)	2,114,490
1,896,000	Suntec Real Estate Investment Trust (Real Estate Investment Trusts)	2,345,258

		7,195,211

South Korea – 1.1%
53,060	LG Chem Ltd. (Chemicals)	2,464,279

Spain – 1.3%
132,457	Indra Sistemas SA (IT Services)	3,043,662

Sweden – 2.3%
545,184	Observer AB*(a) (Commercial Services & Supplies)	2,251,429
212,017	Tele2 AB (Diversified Telecommunication Services)	3,185,453

		5,436,882

United Kingdom – 20.3%
876,877	Augean PLC*(b) (Commercial Services & Supplies)	2,305,095
252,601	Benfield Group PLC (Insurance)	1,712,562
2,734,141	Billing Services Group Ltd.* (IT Services)	1,454,589
95,380	Carter & Carter Group PLC (Commercial Services & Supplies)	2,130,063
1,153,795	Chrysalis Group PLC (Media)	3,372,718
8,853,018	Corporate Services Group PLC* (Commercial Services & Supplies)	1,608,451
320,748	Cyberview Technology, Inc.* (Hotels Restaurants & Leisure)	1,170,772

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value
Common Stocks – (continued)

United Kingdom – (continued)
1,312,812	European Nickel PLC* (Metals & Mining)	$1,353,744
1,362,453	Galiform PLC* (Specialty Retail)	3,405,289
181,408	Genus PLC (Biotechnology)	2,226,953
479,471	Globe Specialty Metals, Inc.*(b) (Metals & Mining)	2,661,064
952,612	Heywood Williams Group PLC* (Building Products)	2,046,099
87,545	Imperial Energy Corp. PLC* (Oil, Gas & Consumable Fuels)	1,570,959
789,538	Inspicio PLC* (Capital Markets)	2,666,528
55,811	McBride PLC (Household Products)	237,216
60,716	Peter Hambro Mining PLC* (Metals & Mining)	1,352,834
389,381	Raymarine PLC (Communications Equipment)	3,231,109
186,824	Schroders PLC (Capital Markets)	4,016,194
297,298	Sibir Energy PLC* (Oil, Gas & Consumable Fuels)	2,522,285
472,289	Sierra Leone Diamond Co.* (Metals & Mining)	1,015,994
297,079	Taylor Woodrow PLC (Household Durables)	2,365,552
263,008	Unite Group PLC (Real Estate Management & Development)	2,657,007

		47,083,077

TOTAL COMMON STOCKS
(Cost $186,134,984)		$230,161,653

		Expiration
Units	Description	Month	Value
Warrants* – 0.3%

Bermuda – 0.3%
858,723	Energy XXI Acquisition
	Corp. (Bermuda) Ltd. (Oil,
	Gas & Consumable Fuels)	10/2009	$669,804

Canada – 0.0%
652,500	Primeline Energy
	Holdings, Inc. (Oil, Gas & Consumable Fuels)	04/2008	—

United Kingdom – 0.0%
14	Globe Specialty Metals,
	Inc. (Metals & Mining)	10/2009	13
31,958	Oriel Resources PLC(b)
	(Metals & Mining)	10/2010	12,554

			12,567

TOTAL WARRANTS
(Cost $758,044)			$682,371

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 0.0%

JPMorgan Chase Euro – Time Deposit
$111,350	5.384%	03/01/07	$111,350
(Cost $111,350)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $187,004,378)			$230,955,374

Shares	Description	Value
Securities Lending Collateral – 8.2%

18,959,780	Boston Global Investment Trust – Enhanced Portfolio	$18,959,780
(Cost $18,959,780)

TOTAL INVESTMENTS – 107.6%
(Cost $205,964,158)		$249,915,154

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.6)%		(17,659,224)

NET ASSETS – 100%		$232,255,930

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,928,983, which represents approximately 4.7% of net assets as of February 28, 2007.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Schedule of Investments (continued)
February 28, 2007 (Unaudited)

As a % of
Net Assets
Investments Industry Classifications†

Aerospace & Defense	1.1%
Air Freight & Logistics	1.0
Auto Components	2.5
Biotechnology	1.0
Building Products	3.3
Capital Markets	6.4
Chemicals	4.4
Commercial Banks	4.7
Commercial Services & Supplies	7.3
Communications Equipment	1.4
Construction & Engineering	4.4
Diversified Financial Services	1.3
Diversified Telecommunication Services	2.0
Electrical Equipment	2.1
Electronic Equipment & Instruments	1.0
Energy Equipment & Services	1.8
Food Products	1.2
Health Care Providers & Services	1.4
Hotels Restaurants & Leisure	3.3
Household Durables	2.4
Household Products	0.1
Industrial Conglomerates	2.5
Insurance	1.3
Internet & Catalog Retail	0.6
Internet Software & Services	0.4
IT Services	3.2
Leisure Equipment & Products	1.1
Machinery	6.2
Marine	1.2
Media	1.5
Metals & Mining	3.6
Multiline Retail	1.6
Oil, Gas & Consumable Fuels	5.4
Pharmaceuticals	2.3
Real Estate Investment Trusts	1.0
Real Estate Management & Development	6.7
Short-term Investments#	8.2
Specialty Retail	3.3
Textiles, Apparel & Luxury Goods	2.8
Wireless Telecommunication Services	0.6

TOTAL INVESTMENTS	107.6%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include short-term obligations and securities lending collateral.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Schedule of Investments
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 82.7%

Brazil – 3.3%
31,100	Petroleo Brasileiro SA ADR (Oil, Gas & Consumable Fuels)	$2,811,440
395,788	Tele Norte Leste Participacoes SA (Diversified Telecommunication Services)	10,172,340
235,407	Unibanco-Uniao de Bancos Brasileiros SA GDR (Commercial Banks)	20,122,590
780,853	Vivax SA* (Media)	16,718,098

		49,824,468

China – 8.4%
53,321,000	China Construction Bank Corp. Class H (Commercial Banks)	29,933,057
11,622,000	China Shipping Development Co. Ltd. Class H (Marine)	16,069,448
24,078,500	COSCO Holdings Class H (Marine)	21,226,780
35,354,000	Huadian Power International Co. Class H (Independent Power Producers & Energy Traders)	12,406,951
41,148,000	Industrial & Commercial Bank of China Class H* (Commercial Banks)	22,699,076
21,815,000	PetroChina Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	25,382,139

		127,717,451

Egypt – 0.7%
140,987	Orascom Telecom Holding SAE GDR (Wireless Telecommunication Services)	10,180,277

Hungary – 1.4%
249,800	OTP Bank Nyrt GDR (Commercial Banks)	21,058,140

India – 4.9%
1,305,169	Indiabulls Financial Services Ltd. (Capital Markets)	11,621,721
567,000	Infosys Technologies Ltd. (IT Services)	26,652,733
830,778	Tata Consultancy Services Ltd. (IT Services)	22,382,128
1,292,709	UTI Bank Ltd.(b) (Commercial Banks)	13,444,602

		74,101,184

Israel – 0.7%
1,480,247	Mizrahi Tefahot Bank Ltd. (Commercial Banks)	10,546,400

Malaysia – 2.6%
3,731,400	Resorts World Berhad (Hotels, Restaurants & Leisure)	15,987,374
7,063,700	Tenaga Nasional Berhad (Electric Utilities)	24,208,199

		40,195,573

Mexico – 7.3%
5,280,553	Axtel SAB de CV*(b) (Diversified Telecommunication Services)	20,338,562
4,345,045	Corp. GEO SA de CV Series B* (Household Durables)	23,546,266
8,505,775	Corp. Moctezuma SAB de CV (Construction Materials)	22,856,385
6,275,457	Empresas ICA SAB de CV* (Construction & Engineering)	22,484,216
197,900	Fomento Economico Mexicano SAB de CV ADR (Beverages)	21,828,370

		111,053,799

Pakistan – 0.4%
293,281	MCB Bank Ltd. GDR(b) (Commercial Banks)	5,664,781

Peru – 1.1%
597,472	Companhia de Minas Buenaventura SA ADR (Metals & Mining)	16,561,924

Russia – 13.5%
663,818	LUKOIL ADR (Oil, Gas & Consumable Fuels)	53,005,868
112,116	North-West Telecom ADR (Diversified Telecommunication Services)	8,576,874
1,813,040	OAO Gazprom ADR(a) (Oil, Gas & Consumable Fuels)	73,428,120
473,789	OAO Open Investments GDR* (Real Estate Management & Development)	15,102,024
10,977	Sberbank RF (Commercial Banks)	38,939,887
585,883	X 5 Retail Group NV GDR* (Food & Staples Retailing)	16,780,109

		205,832,882

South Africa – 10.4%
7,291,244	FirstRand Ltd. (Diversified Financial Services)	24,184,270
1,266,148	Harmony Gold Mining Co. Ltd.* (Metals & Mining)	17,252,910
2,420,096	JD Group Ltd. (Specialty Retail)	30,384,999
2,259,197	Massmart Holdings Ltd. (Food & Staples Retailing)	26,243,268

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Schedule of Investments (continued)
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

South Africa – (continued)
1,023,207	Sasol Ltd. (Oil, Gas & Consumable Fuels)	$32,872,921
1,193,367	Telkom South Africa Ltd. (Diversified Telecommunication Services)	26,931,663

		157,870,031

South Korea – 11.9%
93,791	Hana Financial Group, Inc.(b) (Commercial Banks)	4,993,311
219,800	Hyundai Mobis (Auto Components)	18,337,002
453,331	Kookmin Bank (Commercial Banks)	40,716,767
349,370	LG Chem Ltd. (Chemicals)	16,225,880
517,440	LG.Philips LCD Co. Ltd.* (Electronic Equipment & Instruments)	17,055,432
89,640	POSCO (Metals & Mining)	33,643,591
34,556	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	20,870,977
395,110	Shinhan Financial Group Co. Ltd. (Commercial Banks)	22,284,905
271,870	Woongjin Coway Co. Ltd. (Household Durables)	7,606,231

		181,734,096

Taiwan – 9.8%
16,101,070	AU Optronics Corp. (Electronic Equipment & Instruments)	22,656,630
13,188,000	Far EasTone Telecommunications Co. Ltd. (Wireless Telecommunication Services)	15,042,176
1,299,000	High Tech Computer Corp. (Computers & Peripherals)	18,474,047
3,196,336	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment & Instruments)	21,478,795
14,721,484	Shin Kong Financial Holdings Co. Ltd. (Insurance)	14,370,664
28,237,747	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	57,703,007

		149,725,319

Thailand – 3.3%
12,022,700	Siam Commercial Bank PCL (Commercial Banks)	22,967,685
10,485,200	Thai Oil PCL (Oil, Gas & Consumable Fuels)	17,234,495
11,880,750	Thoresen Thai Agencies PCL(b) (Marine)	9,865,896

		50,068,076

Turkey – 3.0%
1,623,158	Akbank TAS (Commercial Banks)	10,830,001
3,220,187	Turkcell Iletisim Hizmet AS (Wireless Telecommunication Services)	16,317,136
4,672,989	Turkiye Garanti Bankasi AS (Commercial Banks)	18,066,503

		45,213,640

TOTAL COMMON STOCKS
(Cost $1,063,946,809)		$1,257,348,041

Exchange Traded Fund – 2.0%

Other – 2.0%
271,330	iShares MSCI Emerging Markets Index Fund(a)
(Cost $30,762,351)		$29,981,965

Preferred Stocks – 13.6%

Brazil – 9.4%
340,366	Banco Itau Holding Financeira SA ADR (Commercial Banks)	11,643,921
345,687	Companhia de Bebidas das Americas ADR(b) (Beverages)	16,720,880
1,711,800	Companhia Vale do Rio Doce Class A (Metals & Mining)	50,421,612
436,680	Petroleo Brasileiro SA ADR (Oil, Gas & Consumable Fuels)	35,624,355
19,378	Telemig Celular Participacoes SA Class G(b) (Wireless Telecommunication Services)	6,305,503
714,143	Tim Participacoes SA ADR (Wireless Telecommunication Services)	22,609,767

		143,326,038

South Korea – 4.2%
433,260	Hyundai Motor Co. (Automobiles)	17,944,870
99,258	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	45,951,036

		63,895,906

TOTAL PREFERRED STOCKS
(Cost $183,972,507)		$207,221,944

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Expiration
	Description	Month	Value
Units
Right* – 0.0%

Thailand – 0.0%
91,200	True Corp. PCL(b) (Wireless Telecommunication Services)	04/08	$—
(Cost $0)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 0.1%

JPMorgan Chase Euro — Time Deposit
$1,347,571	5.384%	03/01/07	$1,347,571
(Cost $1,347,571)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,280,029,238)			$1,495,899,521

Shares	Description	Value
Securities Lending Collateral 3.9%

59,555,250	Boston Global Investment Trust – Enhanced Portfolio	$59,555,250
(Cost $59,555,250)

TOTAL INVESTMENTS – 102.3%
(Cost $1,339,584,488)		$1,555,454,771

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.3)%		(34,491,256)

NET ASSETS 100%		$1,520,963,515

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $82,998,316, which represents approximately 5.5% of net assets as of February 28, 2007.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

As a % of
Net Assets
Investments Industry Classifications†

Auto Components	1.2%
Automobiles	1.2
Beverages	2.5
Capital Markets	0.8
Chemicals	1.1
Commercial Banks	19.3
Computers & Peripherals	1.2
Construction & Engineering	1.5
Construction Materials	1.5
Diversified Financial Services	1.6
Diversified Telecommunication Services	4.3
Electric Utilities	1.6
Electronic Equipment & Instruments	4.0
Food & Staples Retailing	2.8
Hotels, Restaurants & Leisure	1.1
Household Durables	2.1
Independent Power Producers & Energy Traders	0.8
Insurance	0.9
IT Services	3.2
Marine	3.1
Media	1.1
Metals & Mining	7.8
Miscellaneous (Exchange Traded Fund)	2.0
Oil, Gas & Consumable Fuels	15.8
Real Estate Management & Development	1.0
Semiconductors & Semiconductor Equipment	8.2
Short-term Investments#	4.0
Specialty Retail	2.0
Wireless Telecommunication Services	4.6

TOTAL INVESTMENTS	102.3%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include short-term obligations and securities lending collateral.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND
Schedule of Investments
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 94.5%

China – 11.9%
4,277,000	China Construction Bank Corp. Class H (Commercial Banks)	$2,400,999
1,430,000	China Merchants Bank Co. Ltd.* Class H (Commercial Banks)	2,906,616
673,500	China Mobile Ltd. (Wireless Telecommunication Services)	6,252,351
1,820,000	China Petroleum and Chemical Corp. (Sinopec) Class H (Oil, Gas & Consumable Fuels)	1,449,100
966,000	China Shipping Development Co. Ltd. Class H (Marine)	1,335,664
382,500	COSCO Holdings Class H (Marine)	337,199
4,626,000	Huadian Power International Co. Class H (Independent Power Producers & Energy Traders)	1,623,425
3,132,000	PetroChina Co. Ltd. Class M (Oil, Gas & Consumable Fuels)	3,644,137

		19,949,491

Hong Kong – 15.5%
970,000	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	978,414
434,500	Esprit Holdings Ltd. (Specialty Retail)	4,527,834
192,000	Hong Kong Exchanges & Clearing Ltd. (Diversified Financial Services)	1,976,858
573,000	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	2,489,205
429,000	Hutchison Whampoa Ltd. (Industrial Conglomerates)	4,085,298
549,000	Kerry Properties Ltd. (Real Estate Management & Development)	2,723,254
2,370,000	Shui On Land Ltd.* (Real Estate Management & Development)	2,153,718
724,000	Sino Land Co. Ltd. (Real Estate Management & Development)	1,665,401
156,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	1,846,797
2,539,000	Techtronic Industries Co. Ltd. (Household Durables)	3,476,169

		25,922,948

India – 9.9%
132,768	Bharti Airtel Ltd.* (Wireless Telecommunication Services)	2,157,479
206,559	ICICI Bank Ltd. (Commercial Banks)	3,870,290
133,071	Infosys Technologies Ltd. (IT Services)	6,255,213
503,226	Nagarjuna Construction Co. Ltd. (Construction & Engineering)	1,769,609
245,239	UTI Bank Ltd. (Commercial Banks)	2,550,567

		16,603,158

Indonesia – 6.7%
2,089,500	PT Astra International Tbk (Automobiles)	3,220,849
5,747,000	PT Bank Rakyat Indonesia (Commercial Banks)	2,995,617
6,025,000	PT Medco Energi Internasional Tbk (Oil, Gas & Consumable Fuels)	2,412,406
2,575,000	PT Telekomunikasi Indonesia Tbk (Diversified Telecommunication Services)	2,548,747

		11,177,619

Isle of Man – 1.0%
884,573	Ishaan Real Estate PLC* (Real Estate Management & Development)	1,650,563

Malaysia – 4.1%
533,600	Resorts World Berhad (Hotels, Restaurants & Leisure)	2,286,237
716,700	Tenaga Nasional Berhad (Electric Utilities)	2,456,222
538,000	Transmile Group Berhad (Air Freight & Logistics)	2,150,157

		6,892,616

Pakistan – 1.5%
106,300	MCB Bank Ltd. (Commercial Banks)	513,488
100,894	MCB Bank Ltd. GDR(a) (Commercial Banks)	1,948,788

		2,462,276

Singapore – 8.1%
1,112,000	Ascendas Real Estate Investment Trust (Real Estate Investment Trusts)	1,761,184
1,578,000	Cosco Corp. (Singapore) Ltd. (Marine)	2,801,142
119,000	DBS Group Holdings Ltd. (Commercial Banks)	1,661,293
2,623,000	Suntec Real Estate Investment Trust (Real Estate Investment Trusts)	3,244,529
308,000	United Overseas Bank Ltd. (Commercial Banks)	4,114,814

		13,582,962

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

South Korea – 20.7%
81,700	Daewoo Shipbuilding & Marine Engineering Co. Ltd. (Machinery)	$2,891,873
89,083	Hana Financial Group, Inc. (Commercial Banks)	4,742,663
14,930	Hyundai Mobis (Auto Components)	1,245,548
73,843	Kookmin Bank (Commercial Banks)	6,632,347
162,530	Korean Reinsurance Co. (Insurance)	2,273,983
49,990	LG Chem Ltd. (Chemicals)	2,321,698
13,210	POSCO (Metals & Mining)	4,957,963
11,004	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	6,646,146
51,550	Samsung Engineering Co. Ltd. (Construction & Engineering)	2,822,515

		34,534,736

Taiwan – 13.8%
2,570,869	AU Optronics Corp. (Electronic Equipment & Instruments)	3,617,600
1,142,000	CHIPBOND Technology Corp. (Semiconductors & Semiconductor Equipment)	1,068,184
138,000	High Tech Computer Corp. (Computers & Peripherals)	1,962,601
441,131	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment & Instruments)	2,964,320
76,500	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	824,281
2,382,081	Shin Kong Financial Holdings Co. Ltd. (Insurance)	2,325,315
3,687,101	Taishin Financial Holdings Co. Ltd.* (Commercial Banks)	1,918,801
3,575,806	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	7,307,054
1,785,232	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,060,472

		23,048,628

Thailand – 1.3%
1,167,800	Siam Commercial Bank PCL (Commercial Banks)	2,230,918

TOTAL COMMON STOCKS
(Cost $139,608,422)		$158,055,915

Exchange Traded Fund – 1.7%

Singapore – 1.7%
3,970,000	Macquarie International Infrastructure Fund Ltd. (Capital Markets)
(Cost $2,620,651)		$2,805,656

		Expiration
Units	Description	Month	Value
Warrant* – 1.4%

Pakistan – 1.4%
494,858	MCB Bank Ltd. (Commercial Banks)	01/10	$2,390,438
(Cost $1,955,629)

Right* – 0.0%

Thailand – 0.0%
198,411	True Corp. PCL(a) (Wireless Telecommunication Services)	04/08	$—
(Cost $0)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 1.5%

JPMorgan Chase Euro – Time Deposit
$2,560,552	5.384%	03/01/07	$2,560,552
(Cost $2,560,552)

TOTAL INVESTMENTS – 99.1%
(Cost $146,745,254)			$165,812,561

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%			1,542,039

NET ASSETS – 100%			$167,354,600

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,948,788, which represents approximately 1.2% of net assets as of February 28, 2007.

Investment Abbreviation:
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND
Schedule of Investments (continued)
February 28, 2007 (Unaudited)

As a % of
Net Assets
Investments Industry Classifications†

Air Freight & Logistics	1.3%
Auto Components	0.7
Automobiles	1.9
Capital Markets	1.7
Chemicals	1.4
Commercial Banks	24.4
Computers & Peripherals	1.2
Construction & Engineering	2.8
Diversified Financial Services	1.2
Diversified Telecommunication Services	1.5
Electric Utilities	1.5
Electronic Equipment & Instruments	3.9
Hotels, Restaurants & Leisure	1.4
Household Durables	2.1
Independent Power Producers & Energy Traders	1.0
Industrial Conglomerates	2.4
Insurance	2.7
IT Services	3.7
Machinery	1.7
Marine	2.7
Metals & Mining	3.0
Oil, Gas & Consumable Fuels	4.5
Real Estate Investment Trusts	3.0
Real Estate Management & Development	8.1
Semiconductors & Semiconductor Equipment	10.1
Short-term Investments#	1.5
Specialty Retail	2.7
Wireless Telecommunication Services	5.0

TOTAL INVESTMENTS	99.1%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include short-term obligations.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND
Schedule of Investments
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 85.9%

Brazil – 18.8%
306,600	Companhia Vale do Rio Doce ADR (Metals & Mining)	$10,461,192
307,399	GVT Holding SA* (Diversified Telecommunication Services)	3,158,795
173,081	Iguatemi Empresa de Shopping Centers SA* (Real Estate Management & Development)	2,611,927
121,940	Lupatech SA* (Machinery)	1,874,673
307,161	Santos-Brasil SA (Transportation Infrastructure)	3,737,210
59,077	Unibanco-Uniao de Bancos Brasileiros SA GDR (Commercial Banks)	5,049,902
167,931	Vivax SA* (Media)	3,595,410

		30,489,109

China – 26.0%
9,980,000	China Construction Bank Corp. Class H (Commercial Banks)	5,602,519
903,000	China Mobile Ltd. (Wireless Telecommunication Services)	8,382,885
2,948,000	China Petroleum and Chemical Corp. (Sinopec) Class H (Oil, Gas & Consumable Fuels)	2,347,223
3,472,000	China Shipping Development Co. Ltd. Class H (Marine)	4,800,647
4,083,500	COSCO Holdings Class H (Marine)	3,599,874
10,434,000	Huadian Power International Co. Class H (Independent Power Producers & Energy Traders)	3,661,654
5,740,000	Industrial & Commercial Bank of China Class H* (Commercial Banks)	3,166,441
6,116,000	PetroChina Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	7,116,074
3,772,000	Shui On Land Ltd.* (Real Estate Management & Development)	3,427,774

		42,105,091

India – 16.9%
135,872	AIA Engineering Ltd. (Construction & Engineering)	3,933,320
862,844	Bajaj Hindustan Ltd. (Food Products)	3,425,170
348,605	Indiabulls Financial Services Ltd. (Capital Markets)	3,104,112
125,655	Infosys Technologies Ltd. (IT Services)	5,906,612
18,702	Infosys Technologies Ltd. ADR (IT Services)	1,014,770
1,590,988	Ishaan Real Estate PLC* (Real Estate Management & Development)	2,968,693
140,296	Tata Consultancy Services Ltd. (IT Services)	3,779,738
267,565	UTI Bank Ltd.(b) (Commercial Banks)	2,782,765
37,900	UTI Bank Ltd. GDR(a)(b) (Commercial Banks)	394,913

		27,310,093

Russia – 24.2%
130,481	LUKOIL ADR (Oil, Gas & Consumable Fuels)	10,418,908
242,194	OAO Gazprom ADR (Oil, Gas & Consumable Fuels)	9,808,857
57,276	OAO Open Investments GDR* (Real Estate Management & Development)	1,825,672
1,502,909	Raspadskaya* (Metals & Mining)	3,261,312
2,319	Sberbank RF (Commercial Banks)	8,226,437
1,389,142	Uralkaliy (Chemicals)	2,371,620
111,459	X 5 Retail Group NV GDR* (Food & Staples Retailing)	3,192,266

		39,105,072

TOTAL COMMON STOCKS
(Cost $133,951,996)		$139,009,365

Preferred Stocks – 10.1%

Brazil – 10.1%
104,679	Banco Itau Holding Financeira SA ADR (Commercial Banks)	$3,581,068
30,800	Companhia Vale do Rio Doce Class A (Metals & Mining)	907,224
83,300	Petroleo Brasileiro SA ADR (Oil, Gas & Consumable Fuels)	6,795,614
609	Telemig Celular Participacoes SA Class G(b) (Wireless Telecommunication Services)	198,165
152,945	Tim Participacoes SA ADR(a) (Wireless Telecommunication Services)	4,842,239

TOTAL PREFERRED STOCKS
(Cost $16,070,458)		$16,324,310

		Expiration
Units	Description	Month	Value
Warrants* – 0.0%

India – 0.0%
14,980	Bajaj Hindusthan Ltd.(b) (Food Products)	01/10	$59,465
(Cost $110,397)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND
Schedule of Investments (continued)
February 28, 2007 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 1.8%

JPMorgan Chase Euro – Time Deposit
$2,873,856	5.384%	03/01/07	$2,873,856
(Cost $2,873,856)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $153,006,707)			$158,266,996

Shares	Description	Value
Securities Lending Collateral – 1.1%

1,801,600	Boston Global Investment Trust – Enhanced Portfolio	$1,801,600
(Cost $1,801,600)

TOTAL INVESTMENTS – 98.9%
(Cost $154,808,307)		$160,068,596

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		1,749,903

NET ASSETS – 100%		$161,818,499

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Advisor and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,435,308, which represents approximately 2.1% of net assets as of February 28, 2007.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

As a % of
Net Assets
Investments Industry Classifications†

Capital Markets	1.9%
Chemicals	1.5
Commercial Banks	17.8
Construction & Engineering	2.4
Diversified Telecommunication Services	2.0
Food & Staples Retailing	2.0
Food Products	2.1
Independent Power Producers & Energy Traders	2.3
IT Services	6.6
Machinery	1.2
Marine	5.2
Media	2.2
Metals & Mining	9.0
Oil, Gas & Consumable Fuels	22.5
Real Estate Management & Development	6.7
Short-term Investments#	2.9
Transportation Infrastructure	2.3
Wireless Telecommunication Services	8.3

TOTAL INVESTMENTS	98.9%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include short-term obligations and securities lending collateral.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Statements of Assets and Liabilities
February 28, 2007 (Unaudited)

Concentrated
International
Equity Fund(a)

Assets:

Investment in securities, at value (identified cost $486,183,520, $45,691,344, $187,004,378, $1,280,029,238, $146,745,254, $153,006,707, respectively)(b)	$587,756,864
Securities lending collateral, at value which equals cost	36,395,260
Cash	—
Foreign currency, at value (identified cost $100,333, $1,071,282, $348,750, $1,548,090, $2,718,789 and $1,416,875, respectively)	101,442
Receivables:
Investment securities sold, at value	5,928,453
Fund shares sold	718,366
Dividends and interest, at value	522,123
Foreign tax reclaims, at value	6,455
Reimbursement from investment adviser	—
Due from broker-variation margin	—
Deferred offering costs	—
Other assets	7,366

Total assets	631,436,329

Liabilities:

Due to custodian	—
Payables:
Payable upon return of securities loaned	36,395,260
Investment securities purchased, at value	4,062,729
Fund shares repurchased	1,094,064
Amounts owed to affiliates	654,561
Unrealized foreign capital gains taxes	—
Accrued expenses	229,870

Total liabilities	42,436,484

Net Assets:

Paid-in capital	941,703,777
Accumulated undistributed (distributions in excess of) net investment income (loss)	857,150
Accumulated net realized gain (loss) on investments, futures and foreign currency related transactions	(455,138,954)
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	101,577,872

NET ASSETS	$588,999,845

Net Assets:
Class A	$421,870,211
Class B	14,435,104
Class C	24,685,198
Institutional	126,663,974
Service	1,345,358

Shares outstanding:
Class A	18,249,535
Class B	644,980
Class C	1,127,290
Institutional	5,362,091
Service	57,854

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	25,441,750

Net asset value, offering and redemption price per share:(c)
Class A	$23.12
Class B	22.38
Class C	21.90
Institutional	23.62
Service	23.25

(a)	Effective December 26, 2006, the International Equity Fund changed its name to the Concentrated International Equity Fund.
(b)	Includes loaned securities having market value of $34,719,224, $403,874, $18,277,662, $57,580,600, $0 and $1,785,273 for the Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds, respectively.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds is $24.47, $13.12, $22.07, $24.23, $18.70 and $13.22. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Japanese	International	Emerging Markets	Asia
Equity Fund	Small Cap Fund	Equity Fund	Equity Fund	BRIC Fund

$55,414,146	$230,955,374	$1,495,899,521	$165,812,561	$158,266,996
425,464	18,959,780	59,555,250	—	1,801,600
32,531	997,167	—	4,922	548,100
1,091,095	361,199	1,552,350	2,726,524	1,415,991

795,873	8,590,004	73,049,881	5,512,178	9,144,251
128,600	535,770	7,086,196	579,388	6,731,670
48,412	99,138	4,399,091	541,021	82,362
—	8,399	—	6,039	—
—	4,863	—	101,423	30,263
—	475,396	—	—	—
—	—	—	—	46,911
728	2,849	21,031	2,014	1,074

57,936,849	260,989,939	1,641,563,320	175,286,070	178,069,218

—	—	21,116,088	—	—

425,464	18,959,780	59,555,250	—	1,801,600
863,281	8,342,316	33,483,223	7,039,635	12,944,875
192,417	1,021,938	2,327,469	393,434	1,125,352
77,507	261,890	1,698,314	180,451	203,571
—	—	1,712,763	102,259	—
108,680	148,085	706,698	215,691	175,321

1,667,349	28,734,009	120,599,805	7,931,470	16,250,719

62,003,185	293,698,007	1,248,061,791	169,362,823	154,585,704
(583,035)	(3,269,141)	(1,700,874)	(539,863)	(402,586)
(14,892,112)	(102,134,483)	60,365,417	(20,537,831)	2,375,042
9,741,462	43,961,547	214,237,181	19,069,471	5,260,339

$56,269,500	$232,255,930	$1,520,963,515	$167,354,600	$161,818,499

$32,587,450	$115,144,894	$528,237,127	$107,020,599	$110,212,563
2,509,863	4,921,859	14,335,894	3,094,809	—
5,313,210	8,475,870	25,545,113	4,576,700	34,118,287
15,620,068	102,748,544	951,172,559	52,662,492	17,487,649
238,909	964,763	1,672,822	—	—

2,627,071	5,518,602	23,064,053	6,056,094	8,823,431
211,900	243,861	651,370	182,753	—
449,884	422,786	1,159,962	271,880	2,746,440
1,211,665	4,763,315	39,873,037	2,835,184	1,396,116
19,031	46,379	73,757	—	—

4,519,551	10,994,943	64,822,179	9,345,911	12,965,987

$12.40	$20.86	$22.90	$17.67	$12.49
11.84	20.18	22.01	16.93	—
11.81	20.05	22.02	16.83	12.42
12.89	21.57	23.86	18.57	12.53
12.55	20.80	22.68	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Statements of Operations
For the Period Ended February 28, 2007 (Unaudited)

Concentrated
International
Equity Fund(a)

Investment Income:

Dividends(b)	$3,398,735
Interest (including securities lending income of $109,310, $1,955, $38,853, $271,332, $0 and $649, respectively)	316,622

Total income	3,715,357

Expenses:

Management fees	2,856,589
Distribution and Service fees(c)	703,467
Custody and accounting fees	122,174
Transfer Agent fees(c)	449,188
Registration fees	38,729
Professional fees	10,883
Printing fees	37,651
Trustee fees	8,119
Service Share fees	3,318
Amortization of offering costs	—
Other	31,814

Total expenses	4,261,932

Less — expense reductions	(17,501)

Net expenses	4,244,431

NET INVESTMENT LOSS	(529,074)

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	46,105,581
Futures transactions	(534)
Foreign currency related transactions	162,869
Net change in unrealized gain (loss) on:
Investments (including the effects of a decrease on the foreign capital gains liability of $0, $0, $0, $(651,952), $(80,176) and $0, respectively)	11,937,597
Futures	—
Translation of assets and liabilities denominated in foreign currencies	(30,597)

Net realized and unrealized gain on investments, futures and foreign currency related transactions:	58,174,916

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,645,842

(a)	Effective December 26, 2006, the International Equity Fund changed its name to the Concentrated International Equity Fund.
(b)	For the Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity, and BRIC Funds foreign taxes withheld on dividends were $320,196, $21,856, $43,320, $797,311, $129,353 and $3,033 respectively.
(c)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Concentrated International Equity	$509,783	$71,891	$121,793	$387,437	$13,659	$23,141	$24,685	$266
Japanese Equity	41,979	12,887	26,544	31,904	2,449	5,043	2,984	46
International Small Cap	133,585	22,756	41,249	101,525	4,324	7,837	20,105	171
Emerging Markets Equity	585,016	67,064	116,542	444,614	12,742	22,143	151,700	207
Asia Equity	126,625	16,759	21,420	96,235	3,184	4,070	9,380	—
BRIC	55,696	—	62,960	42,329	—	11,963	3,145	—
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Japanese	International	Emerging Markets	Asia
Equity Fund	Small Cap Fund	Equity Fund	Equity Fund	BRIC Fund

$289,132	$708,699	$8,991,420	$1,080,479	$255,357
12,352	93,457	745,715	49,543	76,612

301,484	802,156	9,737,135	1,130,022	331,969

283,090	1,215,768	7,585,553	779,169	473,696
81,410	197,590	768,622	164,804	118,656
40,660	85,133	863,233	204,684	95,294
42,426	133,962	631,406	112,869	57,437
28,900	37,512	48,069	30,305	28,779
20,163	20,950	23,606	21,149	30,903
14,745	20,681	51,739	18,499	7,598
8,119	8,119	8,119	8,119	8,119
573	2,138	2,587	—	—
—	—	—	—	67,604
11,303	10,203	31,977	8,260	1,108

531,389	1,732,056	10,014,911	1,347,858	889,194

(92,285)	(70,983)	(14,841)	(166,199)	(154,014)

439,104	1,661,073	10,000,070	1,181,659	735,180

(137,620)	(858,917)	(262,935)	(51,637)	(403,211)

2,962,859	17,992,456	69,413,208	2,360,575	2,552,045
—	293,437	—		—
(21,584)	(47,367)	(990,774)	(175,383)	(80,436)

685,393	16,158,123	118,816,821	17,340,449	4,769,754
—	(101,950)	—	—	—
18,235	11,546	82,179	105,335	(267)

3,644,903	34,306,247	187,321,434	19,630,976	7,241,096

$3,507,283	$33,447,330	$187,058,499	$19,579,339	$6,837,885

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Statements of Changes in Net Assets

	Concentrated
	International Equity Fund(c)				Japanese Equity Fund

	For the				For the
	Six Months Ended		For the		Six Months Ended		For the
	February 28, 2007		Year Ended		February 28, 2007		Year Ended
	(Unaudited)		August 31, 2006		(Unaudited)		August 31, 2006

From operations:

Net investment income (loss)	$(529,074)		$5,176,562		$(137,620)		$(340,219)
Net realized gain from investment, futures and foreign currency related transactions	46,267,916		59,745,333		2,941,275		9,098,313
Unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	11,907,000		12,499,797		703,628		3,236,246

Net increase in net assets resulting from operations	57,645,842		77,421,692		3,507,283		11,994,340

Distributions to shareholders:

From net investment income
Class A Shares	(2,824,408)		(2,485,442)		—		(319,752)
Class B Shares	—		—		—		(7,170)
Class C Shares	(32,578)		(43,839)		—		(9,248)
Institutional Shares	(1,297,678)		(746,955)		(12,037)		(113,669)
Service Shares	(9,947)		(3,123)		—		(2,511)
From net realized gains
Class A Shares	—		—		—		—
Class B Shares	—		—		—		—
Class C Shares	—		—		—		—
Institutional Shares	—		—		—		—
Service Shares	—		—		—		—

Total distributions to shareholders	(4,164,611)		(3,279,359)		(12,037)		(452,350)

From share transactions:

Proceeds from sales of shares	64,058,073		115,218,749		7,406,078		37,341,651
Proceeds received in connection with merger	—		44,036,707		—		—
Reinvestments of dividends and distributions	3,479,283		2,941,972		11,152		370,025
Cost of shares repurchased	(60,256,872	)(a)	(113,784,413	) (b)	(18,432,155	)(a)	(34,435,788	) (b)

Net increase (decrease) in net assets resulting from share transactions	7,280,484		48,413,015		(11,014,925)		3,275,888

TOTAL INCREASE (DECREASE)	60,761,715		122,555,348		(7,519,679)		14,817,878

Net assets:

Beginning of period	528,238,130		405,682,782		63,789,179		48,971,301

End of period	$588,999,845		$528,238,130		$56,269,500		$63,789,179

Accumulated undistributed (distribution in excess of) net investment income (loss)	$857,150		$5,550,835		$(583,035)		$(433,378)

(a)	Net of $1,082, $7,372, $630, $1,869, $97 and $10,644 redemption fees remitted to the Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds, respectively.
(b)	Net of $7,446, $20,567, $3,800, $32,857 and $7,025 redemption fees remitted to the Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds, respectively.
(c)	Effective December 26, 2006, the International Equity Fund changed its name to the Concentrated International Equity Fund.
(d)	Commenced operations on June 30, 2006.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International				Emerging Markets				Asia
Small Cap Fund				Equity Fund				Equity Fund				BRIC Fund

For the				For the				For the				For the
Six Months Ended		For the		Six Months Ended		For the		Six Months Ended		For the		Six Months Ended		For the
February 28, 2007		Year Ended		February 28, 2007		Year Ended		February 28, 2007		Year Ended		February 28, 2007		Period Ended
(Unaudited)		August 31, 2006		(Unaudited)		August 31, 2006		(Unaudited)		August 31, 2006		(Unaudited)		August 31, 2006(d)

$(858,917)		$408,660		$(262,935)		$5,680,294		$(51,637)		$916,024		$(403,211)		$(12,753)
18,238,526		16,722,478		68,422,434		6,684,758		2,185,192		31,793,588		2,471,609		32,098
16,067,721		5,438,597		118,899,000		60,589,646		17,445,784		(13,791,836)		4,769,487		490,852

33,447,330		22,569,735		187,058,499		72,954,698		19,579,339		18,917,776		6,837,885		510,197

(1,028,551)		(470,203)		(1,692,684)		(235,068)		(443,914)		(793,132)				—
—		—		—		—		—		(29,259)		—		—
(25,170)		—		—		—		—		(17,521)		—		—
(1,295,894)		(510,427)		(4,829,059)		(769,874)		(367,492)		(441,724)		—		—
(8,829)		(1,531)		—		—		—		—		—		—
—		—		(3,020,956)		(797,972)		—		—		(70,571)		—
—		—		(90,844)		(43,856)		—		—		—		—
—		—		(155,264)		(32,307)		—		—		(19,904)		—
—		—		(4,659,443)		(1,146,768)		—		—		(27,615)		—
—		—		(5,933)		(8,095)		—		—		—		—

(2,358,444)		(982,161)		(14,454,183)		(3,033,940)		(811,406)		(1,281,636)		(118,090)		—

23,733,208		90,512,443		625,839,155		826,155,134		23,487,217		49,893,205		156,817,554		17,978,215
—		—		—		—		—		—		—		—
1,809,769		778,640		11,364,613		2,914,467		745,600		1,192,005		112,117		—
(29,420,990	)(a)	(52,219,732	) (b)	(222,488,939	)(a)	(153,049,257	) (b)	(19,456,921	)(a)	(25,529,614	) (b)	(20,314,683	)(a)	(4,696)

(3,878,013)		39,071,351		414,714,829		676,020,344		4,775,896		25,555,596		136,614,988		17,973,519

27,210,873		60,658,925		587,319,145		745,941,102		23,543,829		43,191,736		143,334,783		18,483,716

205,045,057		144,386,132		933,644,370		187,703,268		143,810,771		100,619,035		18,483,716		—

$232,255,930		$205,045,057		$1,520,963,515		$933,644,370		$167,354,600		$143,810,771		$161,818,499		$18,483,716

$(3,269,141)		$(51,780)		$(1,700,874)		$5,083,804		$(539,863)		$323,180		$(402,586)		$625

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Notes to Financial Statements
February 28, 2007 (Unaudited)
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Concentrated International Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund and the Goldman Sachs BRIC Fund collectively, the “Funds” or individually a “Fund”. Each Fund is a diversified portfolio of the Trust. Each Fund except BRIC Fund is offering five classes of shares — Class A, Class B, Class C, Institutional and Service (Service Shares of Asia Equity Fund have not commenced operations and BRIC Fund offers three classes — Class A, Class C and Institutional). Class A shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Fund(s) receives such sales loads of which a certain portion may be retained. All share classes of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Funds and reflected as a reduction in share redemptions on the Statements of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Funds on a pro-rata basis.
     Effective December 26, 2006, the Goldman Sachs International Equity Fund changed its name to the Goldman Sachs Concentrated International Equity Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of foreign securities exchanges. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent fair value service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. The economies, industries, securities and currency markets of Brazil, Russia, India, and China (the

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
“BRIC countries”) may be adversely affected by protectionist trade policies, a slow U.S. economy, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.
     The BRIC Fund invests in a concentrated portfolio of equity investments in Brazil, Russia, India, and China or in issuers that participate in the markets of the BRIC countries by deriving a significant amount of their total revenue or profit from goods produced, sales made or services provided or by maintaining a significant amount of their assets in BRIC countries.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to such taxes.
     Net investment income (other than class specific expenses) and unrealized and realized gains or losses of the Funds are allocated daily, to each class of shares of the respective Fund, based upon the relative proportion of net assets of each class.
C. Commission Recapture — Certain Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) on investments in the Statements of Operations.
D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees.
E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (“the Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or as a tax return of capital.
F. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses from the sale of investments (applicable to fixed income securities); (iii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iv) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
(loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
G. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
H. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
I. Segregation Transactions — The Funds may enter into derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, swap contracts, written options, when issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets, with a current value equal to or greater than the market value of the corresponding transactions.
3. AGREEMENTS
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAMI is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS (continued)
     GSAMI currently receives a Management fee on a contractual basis at the following rates:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Concentrated International Equity,
Japanese Equity and Asia Equity	1.00%	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

International Small Cap	1.10	First $2 Billion
	0.99	Over $2 Billion

Emerging Markets Equity	1.20	First $2 Billion
	1.08	Over $2 Billion

BRIC	1.30	First $2 Billion
	1.17	Over $2 Billion

     Additionally, GSAMI has agreed to voluntarily waive a portion of its Management fee for BRIC, equal to 0.03% of the average daily net assets of the Fund. The waiver may be terminated at any time at the option of GSAMI.
     GSAMI has voluntarily agreed to limit certain “Other expenses” of the Funds (excluding Management Fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any transfer agent expense reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any.
     The Other Expense limitations for the Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds as an annual percentage rate of average daily net assets are 0.104%, 0.114%, 0.104%, 0.354%, 0.164% and 0.264%, respectively.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and Class C Shares. The BRIC Fund participates in the Plan for Class A and Class C only.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
3. AGREEMENTS (continued)
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the period ended February 28, 2007, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Concentrated International Equity	$28,000	$—	$300

Japanese Equity	1,600	—	—

International Small Cap	7,200	—	—

Emerging Markets Equity	29,700	200	—

Asia Equity	7,400	200	—

BRIC	243,600	N/A	1,100

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net assets of the Service Shares.
     For the period ended February 28, 2007, GSAMI has voluntarily agreed to reimburse certain operating expenses. In addition, the Funds have entered into certain offset arrangements with the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

			Transfer
	Management Fee	Other Expense	Agent Fee	Total Expense
Fund	Waiver	Reimbursement	Fee Credit	Reductions

Concentrated International Equity	$—	$2	$16	$18

Japanese Equity	—	90	2	92

International Small Cap	—	67	4	71

Emerging Markets Equity	—	—	15	15

Asia Equity	—	162	4	166

BRIC	11	143	—	154

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS (continued)
     As of February 28, 2007, the amounts owed to affiliates of the Trust were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Concentrated International Equity	$465	$117	$73	$655

Japanese Equity	59	13	6	78

International Small Cap	205	34	23	262

Emerging Markets Equity	1,443	139	116	1,698

Asia Equity	134	27	19	180

BRIC	142	42	20	204

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds of sales and maturities of long-term securities for the period ended February 28, 2007, were as follows:

Fund	Purchases	Sales and Maturities

Concentrated International Equity	$252,081,939	$252,873,599

Japanese Equity	25,699,720	36,162,295

International Small Cap	92,031,170	96,215,570

Emerging Markets Equity	1,132,128,182	719,164,776

Asia Equity	76,742,903	72,406,268

BRIC	153,318,379	22,989,591

     For the six months ended February 28, 2007, Goldman Sachs earned approximately $13,400, $13,900, $1,600, $1,200 and $68,700 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds, respectively.
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
5. SECURITIES LENDING (continued)
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management L.P. (“GSAM”), for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the period ended February 28, 2007, are reported parenthetically under Investment Income on the Statements of Operations.
     The table below details securities lending activity as of, and for the period ended February 28, 2007:

	Earnings of	Earnings Received	Amount Payable to
	BGA Relating	by the Funds from	Goldman Sachs
	to Securities	Lending to	Upon Return of
	Loaned for the	Goldman Sachs	Securities Loaned
	Period Ended	for the Period Ended	as of
	February 28,	February 28,	February 28,
Fund	2007	2007	2007

Concentrated International Equity	$15,260	$222	$—

Japanese Equity	288	642	—

International Small Cap	5,453	12,105	1,536,758

Emerging Markets Equity	35,739	14,980	5,512,500

BRIC	103	—	—

6. LINE OF CREDIT FACILITY
The Funds participate in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAMI. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the period ended February 28, 2007, the Funds did not have any borrowings under this facility.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

7. TAX INFORMATION
As of the Funds’ most recent fiscal year end, August 31, 2006 the Funds’ capital loss carryforward and certain timing differences on a tax basis were as follows:

	Concentrated			Emerging
	International	Japanese	International	Markets
	Equity	Equity	Small Cap	Equity	Asia Equity	BRIC

Capital loss carryforward [1]
Expiring 2007	$—	$—	$—	$—	$(2,489,328)	$—
Expiring 2009	—	—	—	—	(3,727,234	—
Expiring 2010	(106,700,469)	(11,026,243)	(69,140,653)	—	(15,182,667)	—
Expiring 2011	(320,228,093)	(5,228,295)	(51,047,001)	—	(525,255)	—
Expiring 2012	(69,572,929)	(1,408,407)	—	—	—	—

Total capital loss carryforward	$(496,501,491)	$(17,662,945)	$(120,187,654)	$—	$(21,924,484)	$—
Timing differences (post October losses)	(14,612)	(26,836)	(56,197)	(1,197,227)	(381,236)	—

[1]	Expiration occurs on August 31 of the year indicated. Due to a fund merger, utilization of the Concentrated International Equity Fund’s losses may be limited under the Internal Revenue Code.
     At February 28,2007, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Concentrated			Emerging
	International	Japanese	International	Markets	Asia
	Equity	Equity	Small Cap	Equity	Equity	BRIC

Tax Cost	$527,484,159	$46,705,505	$206,927,255	$1,342,610,481	$147,578,691	$154,811,214

Gross unrealized gain	109,178,010	10,143,346	48,702,279	238,643,608	21,377,296	9,259,436

Gross unrealized loss	(12,510,045)	(1,009,241)	(5,714,380)	(25,799,318)	(3,143,426)	(4,002,054)

Net unrealized security gain	$96,667,965	$9,134,105	$42,987,899	$212,844,290	$18,233,870	$5,257,382

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the Passive Foreign Investment Company investments, and net mark-to-market gains (losses) on Section 1256 futures and foreign currency contracts recognized for tax purposes and differences related to the tax treatment of partnership investments.
8. OTHER MATTERS
Fund’s Concentration — As of February 28, 2007 the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Emerging Markets Equity Fund (Institutional Shares) (as a percentage of outstanding shares) as follows:

	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Growth and Income	Growth Strategy	Equity Growth
Fund	Strategy Portfolio	Portfolio	Strategy Portfolio

Emerging Markets Equity	6%	7%	4%

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
8. OTHER MATTERS (continued)
Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds including these Funds, and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, GSAMI, Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. These Funds, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breaches of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation. Plaintiffs did not reactivate their appeal by the deadline.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.
Mergers and Reorganizations — At a meeting held on May 11, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free acquisition of the Goldman Sachs European Equity Fund by the Concentrated International Equity Fund. The acquisition was completed on August 28, 2006 as of August 25, 2006.
     Pursuant to the Agreement, the assets and liabilities of the Goldman Sachs European Equity Fund (“European Equity Fund” or “Acquired Fund”) Class A, Class B, Class C, Institutional Class and Service Class were transferred into the Concentrated International Equity Fund (which has now been renamed the Concentrated International Equity Fund) (“Survivor Fund”) Class A, Class B, Class C, Institutional Class and Service Class respectively, in a tax free exchange as follows:

			Acquired Fund’s
	Exchanged Shares of	Value of	Shares Outstanding
Survivor/Acquired Fund	Survivor Issued	Exchanged Shares	as of August 25, 2006

Concentrated International Equity Class A/European Equity Class A	830,850	$17,190,283	1,229,555

Concentrated International Equity Class B/European Equity Class B	109,876	2,194,222	161,531

Concentrated International Equity Class C/European Equity Class C	59,930	1,172,233	86,282

Concentrated International Equity Institutional Class/European Equity Institutional Class	1,105,618	23,394,862	1,660,189

Concentrated International Equity Service Class/European Equity Service Class	4,084	85,107	6,025

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

8. OTHER MATTERS (continued)
     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s			Aggregate Net
	Aggregate Net	Aggregate Net	Acquired Fund’s	Acquired Fund’s	Assets
	Assets before	Assets before	Unrealized	Capital Loss	Immediately after
Survivor/Acquired Fund	acquisition	acquisition	Appreciation	Carryforward	acquisition

Concentrated International Equity/European Equity	$476,995,852	$44,036,707	$3,023,210	$(24,627,926)	$521,032,559

New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of this ruling such that it must be incorporated no later than February 29, 2008. At this time, the investment adviser is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 (“FAS 157”) Fair Value Measurement which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FASB 157 is required for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements, however, additional disclosures will be required.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
9. SUMMARY OF SHARE TRANSACTIONS

	Concentrated International Equity

	For the Six Months Ended
	February 28, 2007		For the Year Ended
	(Unaudited)		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,406,785	$31,802,144	4,425,829	$88,037,043
Shares issued in connection with merger	—	—	830,850	17,190,283
Reinvestment of dividends and distributions	115,055	2,639,364	123,532	2,316,227
Shares converted from Class B(a)	20,614	443,405	138,565	2,634,196
Shares repurchased	(1,826,347)	(40,844,459)	(4,330,113)	(85,013,574)

	(283,893)	(5,959,546)	1,188,663	25,164,175

Class B Shares
Shares sold	52,110	1,132,265	145,247	2,802,768
Shares issued in connection with merger	—	—	109,876	2,194,222
Reinvestment of dividends and distributions	—	—	—	—
Shares converted to Class A(a)	(21,332)	(443,405)	(143,369)	(2,634,196)
Shares repurchased	(103,265)	(2,203,574)	(358,866)	(6,776,314)

	(72,487)	(1,514,714)	(247,112)	(4,413,520)

Class C Shares
Shares sold	195,825	4,168,267	428,752	8,055,463
Shares issued in connection with merger	—	—	59,930	1,172,233
Reinvestment of dividends and distributions	1,348	29,350	2,234	39,829
Shares repurchased	(224,653)	(4,817,020)	(391,125)	(7,384,773)

	(27,480)	(619,403)	99,791	1,882,752

Institutional Shares
Shares sold	1,212,020	26,394,801	754,511	15,555,429
Shares issued in connection with merger	—	—	1,105,618	23,394,862
Reinvestment of dividends and distributions	34,353	804,537	30,497	583,402
Shares repurchased	(497,224)	(11,745,928)	(713,540)	(14,519,845)

	749,149	15,453,410	1,177,086	25,013,848

Service Shares
Shares sold	5,162	117,191	37,877	768,046
Shares issued in connection with merger	—	—	4,084	85,107
Reinvestment of dividends and distributions	261	6,032	133	2,514
Shares repurchased	(8,946)	(202,486)	(4,525)	(89,907)

	(3,523)	(79,263)	37,569	765,760

NET INCREASE	361,766	$7,280,484	2,255,997	$48,413,015

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Japanese Equity

	For the Six Months Ended
	February 28, 2007		For the Year Ended
	(Unaudited)		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	331,319	$4,026,461	1,757,788	$20,211,990
Reinvestment of dividends and distributions	—	—	22,464	248,906
Shares converted from Class B(a)	9,353	111,763	5,296	59,771
Shares repurchased	(1,208,894)	(14,280,063)	(2,304,005)	(27,162,411)

	(868,222)	(10,141,839)	(518,457)	(6,641,744)

Class B Shares
Shares sold	23,534	265,227	190,372	2,086,530
Reinvestment of dividends and distributions	—	—	537	5,729
Shares converted Class A(a)	(9,779)	(111,763)	(5,521)	(59,771)
Shares repurchased	(52,025)	(585,259)	(130,418)	(1,482,613)

	(38,270)	(431,795)	54,970	549,875

Class C Shares
Shares sold	71,812	802,959	379,126	4,310,267
Reinvestment of dividends and distributions	—	—	585	6,227
Shares repurchased	(111,049)	(1,251,287)	(76,812)	(853,504)

	(39,237)	(448,328)	302,899	3,462,990

Institutional Shares
Shares sold	182,619	2,183,359	883,149	10,465,409
Reinvestment of dividends and distributions	902	11,152	9,515	109,144
Shares repurchased	(176,397)	(2,171,545)	(394,720)	(4,869,265)

	7,124	22,966	497,944	5,705,288

Service Shares
Shares sold	1,374	16,309	25,589	267,455
Reinvestment of dividends and distributions	—	—	2	19
Shares repurchased	(2,797)	(32,238)	(5,319)	(67,995)

	(1,423)	(15,929)	20,272	199,479

NET INCREASE (DECREASE)	(940,028)	$(11,014,925)	357,628	$3,275,888

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
9. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Small Cap

	For the Six Months Ended
	February 28, 2007		For the Year Ended
	(Unaudited)		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	738,623	$14,245,683	3,409,568	$61,527,231
Reinvestment of dividends and distributions	48,304	954,485	27,717	450,962
Shares converted from Class B(a)	5,773	111,051	12,946	231,285
Shares repurchased	(718,061)	(13,963,888)	(2,059,633)	(37,316,495)

	74,639	1,347,331	1,390,598	24,892,983

Class B Shares
Shares sold	27,924	555,713	124,439	2,184,858
Shares converted Class A(a)	(5,979)	(111,051)	(13,428)	(231,285)
Shares repurchased	(42,302)	(787,368)	(167,054)	(2,950,160)

	(20,357)	(342,706)	(56,043)	(996,587)

Class C Shares
Shares sold	32,105	609,291	176,728	3,078,155
Reinvestment of dividends and distributions	1,129	21,477	—	—
Shares repurchased	(88,259)	(1,638,677)	(254,821)	(4,042,923)

	(55,025)	(1,007,909)	(78,093)	(964,768)

Institutional Shares
Shares sold	396,652	8,055,694	1,256,399	23,115,600
Reinvestment of dividends and distributions	40,435	825,674	19,443	326,438
Shares repurchased	(595,764)	(12,851,659)	(432,265)	(7,778,230)

	(158,677)	(3,970,291)	843,577	15,663,808

Service Shares
Shares sold	7,988	155,776	35,827	606,599
Reinvestment of dividends and distributions	413	8,133	76	1,240
Shares repurchased	(3,383)	(68,347)	(8,266)	(131,924)

	5,018	95,562	27,637	475,915

NET INCREASE (DECREASE)	(154,402)	$(3,878,013)	2,127,676	$39,071,351

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Emerging Markets Equity

	For the Six Months Ended
	February 28, 2007		For the Year Ended
	(Unaudited)		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,015,403	$132,241,786	19,646,889	$383,466,888
Reinvestment of dividends and distributions	199,394	4,442,503	54,050	962,096
Shares converted from Class B(a)	2,249	46,395	15,495	287,322
Shares repurchased	(3,278,985)	(73,868,828)	(5,128,757)	(97,171,624)

	2,938,061	62,861,856	14,587,677	287,544,682

Class B Shares
Shares sold	89,612	1,885,696	547,646	10,438,970
Reinvestment of dividends and distributions	3,573	76,652	2,393	41,169
Shares converted Class A(a)	(2,339)	(46,395)	(16,078)	(287,322)
Shares repurchased	(93,246)	(1,933,747)	(279,080)	(5,181,008)

	(2,400)	(17,794)	254,881	5,011,809

Class C Shares
Shares sold	212,681	4,480,788	1,194,759	22,922,802
Reinvestment of dividends and distributions	4,654	99,903	1,569	27,014
Shares repurchased	(154,743)	(3,243,831)	(284,761)	(5,165,111)

	62,592	1,336,860	911,567	17,784,705

Institutional Shares
Shares sold	21,873,168	486,278,414	20,608,151	408,262,143
Reinvestment of dividends and distributions	290,762	6,742,778	101,412	1,876,129
Shares repurchased	(6,319,148)	(143,336,564)	(2,162,565)	(43,154,464)

	15,844,782	349,684,628	18,546,998	366,983,808

Service Shares
Shares sold	40,562	906,076	56,234	1,064,331
Reinvestment of dividends and distributions	126	2,777	458	8,059
Shares repurchased	(2,720)	(59,574)	(127,275)	(2,377,050)

	37,968	849,279	(70,583)	(1,304,660)

NET INCREASE	18,881,003	$414,714,829	34,230,540	$676,020,344

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Asia Equity

	For the Six Months Ended
	February 28, 2007		For the Year Ended
	(Unaudited)		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	653,743	$11,451,252	2,458,364	$36,967,552
Reinvestment of dividends and distributions	23,725	410,677	50,397	721,183
Shares converted from Class B(a)	11,353	188,310	45,604	683,839
Shares repurchased	(653,562)	(11,241,374)	(984,335)	(15,028,418)

	35,259	808,865	1,570,030	23,344,156

Class B Shares
Shares sold	27,226	450,455	76,346	1,118,782
Reinvestment of dividends and distributions	—	—	2,015	27,764
Shares converted Class A(a)	(11,852)	(188,310)	(47,486)	(683,839)
Shares repurchased	(62,253)	(1,033,205)	(200,033)	(2,919,059)

	(46,879)	(771,060)	(169,158)	(2,456,352)

Class C Shares
Shares sold	44,716	738,415	136,541	1,995,827
Reinvestment of dividends and distributions	—	—	1,222	16,736
Shares repurchased	(27,990)	(471,062)	(45,957)	(651,133)

	16,726	267,353	91,806	1,361,430

Institutional Shares
Shares sold	588,420	10,658,785	625,720	9,811,044
Reinvestment of dividends and distributions	18,433	334,923	28,383	426,322
Shares repurchased	(370,761)	(6,522,970)	(462,988)	(6,931,004)

	236,092	4,470,738	191,115	3,306,362

NET INCREASE	241,198	$4,775,896	1,683,793	$25,555,596

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	BRIC

	For the Period Ended
	February 28, 2007		For the Period Ended
	(Unaudited)		August 31, 2006(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,766,644	$107,335,221	551,716	$5,733,613
Reinvestment of dividends and distributions	5,694	68,976	—	—
Shares repurchased	(500,244)	(6,185,167)	(379)	(3,706)

	8,272,094	101,219,030	551,337	5,729,907

Class C Shares
Shares sold	2,651,052	$32,559,138	181,207	1,883,948
Reinvestment of dividends and distributions	1,567	18,921	—	—
Shares repurchased	(87,291)	(1,091,118)	(95)	(990)

	2,565,328	31,486,941	181,112	1,882,958

Institutional Shares
Shares sold	1,368,985	$16,923,194	1,035,876	10,360,654
Reinvestment of dividends and distributions	1,997	24,220	—	—
Shares repurchased	(1,010,742)	(13,038,397)	—	—

	360,240	3,909,017	1,035,876	10,360,654

NET INCREASE	11,197,662	$136,614,988	1,768,325	$17,973,519

(a)	Commencement of operations was June 30, 2006.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	gain (loss)(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2007 - A	$21.05	$(0.03)	$2.26	$2.23	$(0.16)
2007 - B	20.32	(0.11)	2.17	2.06	—
2007 - C	19.90	(0.10)	2.13	2.03	(0.03)
2007 - Institutional	21.53	0.02	2.30	2.32	(0.23)
2007 - Service	21.19	(0.05)	2.28	2.23	(0.17)
FOR THE YEARS ENDED AUGUST 31,

2006 - A	17.78	0.23	3.19	3.42	(0.15)
2006 - B	17.16	0.05	3.11	3.16	—
2006 - C	16.84	0.07	3.03	3.10	(0.04)
2006 - Institutional	18.19	0.31	3.25	3.56	(0.22)
2006 - Service	17.91	0.27	3.13	3.40	(0.12)

2005 - A	14.73	0.09	3.30	3.39	(0.34)
2005 - B	14.26	(0.04)	3.20	3.16	(0.26)
2005 - C	14.03	(0.03)	3.13	3.10	(0.29)
2005 - Institutional	15.05	0.14	3.41	3.55	(0.41)
2005 - Service	14.82	0.06	3.34	3.40	(0.31)

2004 - A	13.41	0.03	1.95	1.98	(0.66)
2004 - B	13.02	(0.06)	1.90	1.84	(0.60)
2004 - C	12.83	(0.05)	1.86	1.81	(0.61)
2004 - Institutional	13.70	0.09	2.01	2.10	(0.75)
2004 - Service	13.38	0.02	1.96	1.98	(0.54)

2003 - A	12.97	0.03	0.56	0.59	(0.15)
2003 - B	12.61	(0.02)	0.53	0.51	(0.10)
2003 - C	12.46	(0.01)	0.51	0.50	(0.13)
2003 - Institutional	13.32	0.10	0.58	0.68	(0.30)
2003 - Service	13.00	0.06	0.55	0.61	(0.23)

2002 - A	15.64	— (c)	(2.61)	(2.61)	(0.06)
2002 - B	15.23	(0.06)	(2.56)	(2.62)	—
2002 - C	15.05	(0.06)	(2.53)	(2.59)	—
2002 - Institutional	16.09	0.13	(2.72)	(2.59)	(0.18)
2002 - Service	15.71	0.04	(2.64)	(2.60)	(0.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one year full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$23.12	10.63%	$421,870	1.54	%(d)	(0.23	)% (d)	1.54	%(d)	(0.23	)% (d)	45%
22.38	10.14	14,435	2.29	(d)	(0.99	)(d)	2.29	(d)	(0.99	)(d)	45
21.90	10.19	24,685	2.29	(d)	(0.98	)(d)	2.29	(d)	(0.98	)(d)	45
23.62	10.80	126,664	1.14	(d)	0.18	(d)	1.14	(d)	0.18	(d)	45
23.25	10.53	1,345	1.64	(d)	(0.42	)(d)	1.64	(d)	(0.42	)(d)	45

21.05	19.26	390,054	1.54		1.15		1.58		1.11		59
20.32	18.41	14,576	2.29		0.24		2.33		0.20		59
19.90	18.44	22,982	2.29		0.40		2.33		0.36		59
21.53	19.72	99,325	1.14		1.54		1.18		1.50		59
21.19	19.10	1,301	1.64		1.37		1.68		1.33		59

17.78	23.26	308,447	1.54		0.53		1.60		0.47		49
17.16	22.36	16,554	2.29		(0.27)		2.35		(0.33)		49
16.84	22.31	17,770	2.29		(0.21)		2.35		(0.27)		49
18.19	23.84	62,486	1.14		0.83		1.20		0.77		49
17.91	23.17	426	1.64		0.39		1.70		0.33		49

14.73	14.88	301,190	1.74		0.17		1.81		0.10		78
14.26	14.23	23,515	2.29		(0.39)		2.36		(0.46)		78
14.03	14.26	15,643	2.29		(0.36)		2.36		(0.43)		78
15.05	15.53	72,823	1.14		0.63		1.21		0.56		78
14.82	14.90	542	1.64		0.12		1.71		0.05		78

13.41	4.69	313,197	1.80		0.29		1.87		0.22		62
13.02	4.17	26,438	2.30		(0.18)		2.37		(0.25)		62
12.83	4.17	13,814	2.30		(0.12)		2.37		(0.19)		62
13.70	5.39	196,494	1.15		0.82		1.22		0.75		62
13.38	4.93	1,270	1.65		0.52		1.72		0.45		62

12.97	(16.76)	503,843	1.80		0.01		1.86		(0.05)		118
12.61	(17.20)	32,317	2.30		(0.43)		2.36		(0.49)		118
12.46	(17.21)	13,832	2.30		(0.40)		2.36		(0.46)		118
13.32	(16.22)	409,736	1.15		0.90		1.21		0.84		118
13.00	(16.63)	5,122	1.65		0.25		1.71		0.19		118

GOLDMAN SACHS JAPANESE EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	loss(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2007 - A	$11.65	$(0.03)	$0.78	$0.75	$—	$—	$—
2007 - B	11.17	(0.07)	0.74	0.67	—	—	—
2007 - C	11.14	(0.07)	0.74	0.67	—	—	—
2007 - Institutional	12.10	(0.01)	0.81	0.80	(0.01)	—	(0.01)
2007 - Service	11.80	(0.03)	0.78	0.75	—	—	—
FOR THE YEARS ENDED AUGUST 31,

2006 - A	9.58	(0.06)	2.21	2.15	(0.08)	—	(0.08)
2006 - B	9.21	(0.14)	2.13	1.99	(0.03)	—	(0.03)
2006 - C	9.19	(0.15)	2.14	1.99	(0.04)	—	(0.04)
2006 - Institutional	9.93	(0.02)	2.31	2.29	(0.12)	—	(0.12)
2006 - Service	9.73	(0.07)	2.24	2.17	(0.10)	—	(0.10)

2005 - A	8.61	(0.04)	1.01	0.97	—	—	—
2005 - B	8.34	(0.10)	0.97	0.87	—	—	—
2005 - C	8.32	(0.10)	0.97	0.87	—	—	—
2005 - Institutional	8.89	— (c)	1.04	1.04	—	—	—
2005 - Service	8.75	(0.05)	1.03	0.98	—	—	—

2004 - A	7.39	(0.08)	1.31	1.23	(0.01)	—	(0.01)
2004 - B	7.19	(0.13)	1.28	1.15	—	—	—
2004 - C	7.18	(0.13)	1.27	1.14	—	—	—
2004 - Institutional	7.62	(0.03)	1.34	1.31	(0.04)	—	(0.04)
2004 - Service	7.47	(0.04)	1.33	1.29	(0.01)	—	(0.01)

2003 - A	7.70	(0.06)	(0.25)	(0.31)	—	—	—
2003 - B	7.55	(0.09)	(0.27)	(0.36)	—	—	—
2003 - C	7.53	(0.09)	(0.26)	(0.35)	—	—	—
2003 - Institutional	7.90	(0.02)	(0.26)	(0.28)	—	—	—
2003 - Service	7.77	(0.04)	(0.26)	(0.30)	—	—	—

2002 - A	8.82	(0.09)	(0.95)	(1.04)	—	(0.08)	(0.08)
2002 - B	8.69	(0.13)	(0.93)	(1.06)	—	(0.08)	(0.08)
2002 - C	8.67	(0.13)	(0.93)	(1.06)	—	(0.08)	(0.08)
2002 - Institutional	9.00	(0.04)	(0.98)	(1.02)	—	(0.08)	(0.08)
2002 - Service	8.88	(0.07)	(0.96)	(1.03)	—	(0.08)	(0.08)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one year full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

							Ratios assuming no
							expense reductions

		Net assets,	Ratio of		Ratio of		Ratio of		Ratio of
Net asset		end of	net expenses		net investment		total expenses		net investment		Portfolio
value, end	Total	period	to average		loss to average		to average		loss to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$12.40	6.44%	$32,587	1.55	%(d)	(0.46	)%(d)	1.88	%(d)	(0.79	)%(d)	46%
11.84	6.00	2,510	2.30	(d)	(1.22	)(d)	2.63	(d)	(1.55	)(d)	46
11.81	6.01	5,313	2.30	(d)	(1.24	)(d)	2.63	(d)	(1.57	)(d)	46
12.89	6.61	15,620	1.15	(d)	(0.15	)(d)	1.48	(d)	(0.48	)(d)	46
12.55	6.36	239	1.65	(d)	(0.45	)(d)	1.98	(d)	(0.78	)(d)	46

11.65	22.45	40,735	1.55		(0.52)		1.93		(0.90)		73
11.17	21.58	2,795	2.30		(1.29)		2.68		(1.67)		73
11.14	21.62	5,447	2.30		(1.34)		2.68		(1.72)		73
12.10	23.08	14,571	1.15		(0.17)		1.53		(0.55)		73
11.80	22.39	241	1.65		(0.59)		2.03		(0.97)		73

9.58	11.27	38,443	1.55		(0.46)		2.11		(1.02)		82
9.21	10.43	1,797	2.30		(1.20)		2.86		(1.76)		82
9.19	10.46	1,711	2.30		(1.21)		2.86		(1.77)		82
9.93	11.70	7,018	1.15		(0.04)		1.71		(0.60)		82
9.73	11.20	2	1.65		(0.48)		2.21		(1.04)		82

8.61	16.58	38,544	1.73		(0.92)		2.34		(1.53)		111
8.34	15.99	1,969	2.30		(1.57)		2.91		(2.18)		111
8.32	15.88	1,650	2.30		(1.55)		2.91		(2.16)		111
8.89	17.32	12,588	1.15		(0.28)		1.76		(0.89)		111
8.75	17.27	2	1.65		(0.47)		2.26		(1.08)		111

7.39	(4.03)	19,088	1.84		(0.91)		3.15		(2.22)		115
7.19	(4.77)	1,556	2.34		(1.40)		3.65		(2.71)		115
7.18	(4.65)	1,784	2.34		(1.40)		3.65		(2.71)		115
7.62	(3.54)	5,057	1.19		(0.34)		2.50		(1.65)		115
7.47	(3.86)	1	1.69		(0.54)		3.00		(1.85)		115

7.70	(11.84)	16,863	1.83		(1.11)		3.19		(2.47)		98
7.55	(12.25)	1,807	2.33		(1.59)		3.69		(2.95)		98
7.53	(12.28)	2,389	2.33		(1.60)		3.69		(2.96)		98
7.90	(11.38)	6,480	1.18		(0.45)		2.54		(1.81)		98
7.77	(11.65)	1	1.68		(0.88)		3.04		(2.24)		98

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net
	beginning	income	and unrealized	investment	investment
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2007 - A	$18.16	$(0.09)	$2.98	$2.89	$(0.19)
2007 - B	17.47	(0.16)	2.87	2.71	—
2007 - C	17.40	(0.15)	2.86	2.71	(0.06)
2007 - Institutional	18.79	(0.05)	3.09	3.04	(0.26)
2007 - Service	18.13	(0.12)	2.99	2.87	(0.20)
FOR THE YEARS ENDED AUGUST 31,

2006 - A	15.83	0.02	2.41	2.43	(0.10)
2006 - B	15.25	(0.13)	2.35	2.22	—
2006 - C	15.19	(0.11)	2.32	2.21	—
2006 - Institutional	16.35	0.09	2.48	2.57	(0.13)
2006 - Service	15.80	0.02	2.39	2.41	(0.08)

2005 - A	12.00	0.03	3.88	3.91	(0.08)
2005 - B	11.65	(0.09)	3.76	3.67	(0.07)
2005 - C	11.64	(0.09)	3.75	3.66	(0.11)
2005 - Institutional	12.43	0.08	4.02	4.10	(0.18)
2005 - Service	12.06	0.01	3.89	3.90	(0.16)

2004 - A	9.22	0.08	2.71	2.79	(0.01)
2004 - B	8.99	0.02	2.65	2.67	(0.01)
2004 - C	8.98	(0.01)	2.67	2.66	—
2004 - Institutional	9.55	0.13	2.83	2.96	(0.08)
2004 - Service	9.29	0.09	2.73	2.82	(0.05)

2003 - A	7.96	— (c)	1.26	1.26	—
2003 - B	7.81	(0.03)	1.21	1.18	—
2003 - C	7.80	(0.03)	1.21	1.18	—
2003 - Institutional	8.20	0.06	1.29	1.35	—
2003 - Service	8.01	0.03	1.25	1.28	—

2002 - A	9.81	(0.07)	(1.78)	(1.85)	—
2002 - B	9.66	(0.11)	(1.74)	(1.85)	—
2002 - C	9.66	(0.11)	(1.75)	(1.86)	—
2002 - Institutional	10.03	(0.01)	(1.82)	(1.83)	—
2002 - Service	9.85	(0.04)	(1.80)	(1.84)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one year full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$20.86	15.95%	$115,145	1.64	%(d)	(0.91	)% (d)	1.70	%(d)	(0.97	)% (d)	42%
20.18	15.51	4,922	2.39	(d)	(1.66	)(d)	2.45	(d)	(1.72	)(d)	42
20.05	15.58	8,476	2.39	(d)	(1.66	)(d)	2.45	(d)	(1.72	)(d)	42
21.57	16.24	102,749	1.24	(d)	(0.52	)(d)	1.30	(d)	(0.58	)(d)	42
20.80	15.89	965	1.74	(d)	(1.24	)(d)	1.80	(d)	(1.30	)(d)	42

18.16	15.39	98,861	1.64		0.10		1.79		(0.05)		60
17.47	14.56	4,615	2.39		(0.73)		2.54		(0.88)		60
17.40	14.55	8,314	2.39		(0.66)		2.54		(0.81)		60
18.79	15.79	92,505	1.24		0.48		1.39		0.33		60
18.13	15.29	750	1.74		0.10		1.89		(0.05)		60

15.83	32.70	64,169	1.64		0.17		1.95		(0.14)		67
15.25	31.63	4,885	2.39		(0.64)		2.70		(0.95)		67
15.19	31.65	8,445	2.39		(0.63)		2.70		(0.94)		67
16.35	33.27	66,670	1.24		0.52		1.55		0.21		67
15.80	32.54	217	1.74		0.06		2.05		(0.25)		67

12.00	30.33	24,420	1.85		0.70		2.43		0.12		99
11.65	29.66	3,362	2.39		0.17		2.97		(0.41)		99
11.64	29.62	5,918	2.39		(0.05)		2.97		(0.63)		99
12.43	31.07	37,898	1.24		1.12		1.82		0.54		99
12.06	30.38	213	1.74		0.73		2.32		0.15		99

9.22	15.83	29,846	1.91		0.02		2.66		(0.73)		87
8.99	15.11	1,285	2.41		(0.38)		3.16		(1.13)		87
8.98	15.13	1,653	2.41		(0.44)		3.16		(1.19)		87
9.55	16.46	28,721	1.26		0.83		2.01		0.08		87
9.29	15.98	56	1.76		0.34		2.51		(0.41)		87

7.96	(18.86)	51,188	2.03		(0.77)		2.37		(1.11)		56
7.81	(19.15)	1,171	2.53		(1.22)		2.87		(1.56)		56
7.80	(19.15)	1,377	2.53		(1.23)		2.87		(1.57)		56
8.20	(18.25)	41,175	1.38		(0.12)		1.72		(0.46)		56
8.01	(18.68)	25	1.88		(0.49)		2.22		(0.83)		56

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2007 - A	$19.91	$(0.03)	$3.24	$3.21	$(0.08)	$(0.14)	$(0.22)
2007 - B	19.14	(0.10)	3.11	3.01	—	(0.14)	(0.14)
2007 - C	19.16	(0.10)	3.10	3.00	—	(0.14)	(0.14)
2007 - Institutional	20.75	0.01	3.39	3.40	(0.15)	(0.14)	(0.29)
2007 - Service	19.66	(0.05)	3.21	3.16	—	(0.14)	(0.14)
FOR THE YEARS ENDED AUGUST 31,

2006 - A	15.76	0.16	4.12	4.28	(0.03)	(0.10)	(0.13)
2006 - B	15.24	(0.02)	4.02	4.00	—	(0.10)	(0.10)
2006 - C	15.26	0.03	3.97	4.00	—	(0.10)	(0.10)
2006 - Institutional	16.39	0.24	4.29	4.53	(0.07)	(0.10)	(0.17)
2006 - Service	15.56	0.04	4.16	4.20	—	(0.10)	(0.10)

2005 - A	10.49	0.09	5.19	5.28	(0.01)	—	(0.01)
2005 - B	10.19	(0.01)	5.06	5.05	—	—	—
2005 - C	10.22	— (c)	5.04	5.04	—	—	—
2005 - Institutional	10.92	0.14	5.41	5.55	(0.08)	—	(0.08)
2005 - Service	10.38	0.08	5.13	5.21	(0.03)	—	(0.03)

2004 - A	9.14	0.04	1.35	1.39	(0.04)	—	(0.04)
2004 - B	8.91	(0.01)	1.31	1.30	(0.02)	—	(0.02)
2004 - C	8.92	(0.02)	1.32	1.30	—	—	—
2004 - Institutional	9.49	0.09	1.42	1.51	(0.08)	—	(0.08)
2004 - Service	9.06	0.06	1.33	1.39	(0.07)	—	(0.07)

2003 - A	7.14	0.03	1.97	2.00	—	—	—
2003 - B	7.00	(0.01)	1.92	1.91	—	—	—
2003 - C	7.01	(0.01)	1.92	1.91	—	—	—
2003 - Institutional	7.37	0.08	2.04	2.12	—	—	—
2003 - Service	7.07	0.04	1.95	1.99	—	—	—

2002 - A	7.21	(0.04)	(0.03)	(0.07)	—	—	—
2002 - B	7.09	(0.08)	(0.01)	(0.09)	—	—	—
2002 - C	7.11	(0.08)	(0.02)	(0.10)	—	—	—
2002 - Institutional	7.38	0.01	(0.02)	(0.01)	—	—	—
2002 - Service	7.12	(0.06)	0.01	(0.05)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one year full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$22.90	16.15%	$528,237	1.79	%(d)	(0.24	)%(d)	1.79	%(d)	(0.24	)%(d)	58%
22.01	15.69	14,336	2.54	(d)	(0.97	)(d)	2.54	(d)	(0.97	)(d)	58
22.02	15.68	25,545	2.54	(d)	(0.98	)(d)	2.54	(d)	(0.98	)(d)	58
23.86	16.35	951,173	1.40	(d)	0.13	(d)	1.40	(d)	0.13	(d)	58
22.68	16.04	1,673	1.90	(d)	(0.44	)(d)	1.90	(d)	(0.44	)(d)	58

19.91	27.17	400,757	1.81		0.82		1.81		0.82		101
19.14	26.24	12,516	2.56		(0.11)		2.56		(0.11)		101
19.16	26.28	21,024	2.56		0.18		2.56		0.18		101
20.75	27.74	498,643	1.41		1.18		1.41		1.18		101
19.66	27.07	704	1.89		0.22		1.89		0.22		101

15.76	50.51	87,292	1.99		0.63		2.06		0.56		91
15.24	49.51	6,080	2.74		(0.11)		2.81		(0.18)		91
15.26	49.32	2,835	2.74		0.02		2.81		(0.05)		91
16.39	51.00	89,841	1.59		1.01		1.66		0.94		91
15.56	50.25	1,655	2.09		0.58		2.16		0.51		91

10.49	15.20	30,159	2.18		0.36		2.33		0.21		150
10.19	14.68	2,971	2.74		(0.13)		2.89		(0.28)		150
10.22	14.70	939	2.74		(0.22)		2.89		(0.37)		150
10.92	15.91	45,644	1.59		0.82		1.74		0.67		150
10.38	15.36	567	2.09		0.56		2.24		0.41		150

9.14	28.01	24,504	2.25		0.40		2.42		0.23		82
8.91	27.29	1,428	2.75		(0.10)		2.92		(0.27)		82
8.92	27.10	972	2.75		(0.18)		2.92		(0.35)		82
9.49	28.77	78,132	1.60		1.07		1.77		0.90		82
9.06	28.15	185	2.10		0.52		2.27		0.35		82

7.14	(0.97)	22,442	2.25		(0.51)		2.56		(0.82)		104
7.00	(1.27)	1,351	2.75		(1.03)		3.06		(1.34)		104
7.01	(1.41)	706	2.75		(1.04)		3.06		(1.35)		104
7.37	(0.14)	66,920	1.60		0.13		1.91		(0.18)		104
7.07	(0.70)	50	2.10		(0.93)		2.41		(1.24)		104

GOLDMAN SACHS ASIA EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	Income (loss)(a)	gain	operations	income

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2007 - A	$15.60	$(0.01)	$2.16	$2.15	$(0.08)
2007 - B	14.94	(0.08)	2.07	1.99	—
2007 - C	14.85	(0.08)	2.06	1.98	—
2007 - Institutional	16.42	0.02	2.27	2.29	(0.14)
FOR THE YEARS ENDED AUGUST 31,

2006 - A	13.38	0.10	2.28	2.38	(0.16)
2006 - B	12.85	(0.05)	2.22	2.17	(0.08)
2006 - C	12.79	(0.01)	2.17	2.16	(0.10)
2006 - Institutional	14.05	0.15	2.40	2.55	(0.18)

2005 - A	10.47	0.16	2.82	2.98	(0.07)
2005 - B	10.08	0.04	2.74	2.78	(0.01)
2005 - C	10.03	0.06	2.71	2.77	(0.01)
2005 - Institutional	11.00	0.23	2.95	3.18	(0.13)

2004 - A	9.37	0.06	1.11	1.17	(0.07)
2004 - B	9.04	0.01	1.06	1.07	(0.03)
2004 - C	9.00	0.01	1.06	1.07	(0.04)
2004 - Institutional	9.82	0.20	1.09	1.29	(0.11)

2003 - A	8.65	0.07	0.65	0.72	—
2003 - B	8.39	0.02	0.63	0.65	—
2003 - C	8.37	0.03	0.60	0.63	—
2003 - Institutional	8.97	0.21	0.64	0.85	—

2002 - A	8.07	0.06	0.52	0.58	—
2002 - B	7.87	0.01	0.51	0.52	—
2002 - C	7.85	0.02	0.50	0.52	—
2002 - Institutional	8.32	0.12	0.53	0.65	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one year full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$17.67	13.70%	$107,021	1.60	%(c)	(0.16	)% (c)	1.81	%(c)	(0.37	)% (c)	48%
16.93	13.25	3,095	2.35	(c)	(0.93	)(c)	2.56	(c)	(1.14	)(c)	48
16.83	13.27	4,577	2.35	(c)	(0.93	)(c)	2.56	(c)	(1.14	)(c)	48
18.57	13.91	52,662	1.20	(c)	0.27	(c)	1.41	(c)	0.06	(c)	48

15.60	17.77	93,917	1.60		0.63		1.87		0.36		162
14.94	16.93	3,430	2.35		(0.36)		2.62		(0.63)		162
14.85	16.94	3,790	2.35		(0.06)		2.62		(0.33)		162
16.42	18.29	42,674	1.20		0.97		1.47		0.70		162

13.38	28.64	59,572	1.60		1.25		1.99		0.86		66
12.85	27.63	5,124	2.35		0.38		2.74		(0.01)		66
12.79	27.60	2,090	2.35		0.48		2.74		0.09		66
14.05	29.06	33,833	1.20		1.74		1.59		1.35		66

10.47	12.53	38,943	1.79		0.62		2.40		0.01		105
10.08	11.85	4,096	2.35		0.08		2.96		(0.53)		105
10.03	11.89	1,582	2.35		0.06		2.96		(0.55)		105
11.00	13.21	21,475	1.20		1.74		1.81		1.13		105

9.37	8.20	35,070	1.89		0.87		3.34		(0.58)		224
9.04	7.62	3,185	2.39		0.32		3.84		(1.13)		224
9.00	7.53	1,215	2.39		0.38		3.84		(1.07)		224
9.82	9.35	3,161	1.24		2.65		2.69		1.20		224

8.65	7.18	29,635	1.87		0.70		3.17		(0.60)		161
8.39	6.73	3,101	2.37		0.17		3.67		(1.13)		161
8.37	6.62	1,055	2.37		0.23		3.67		(1.07)		161
8.97	7.80	4,068	1.22		1.35		2.52		0.05		161

GOLDMAN SACHS BRIC FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net
	beginning	investment	and unrealized	investment	realized
Year - Share Class	of period	loss(a)	gain	operations	gains

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2007 - A	$10.45	$(0.07)	$2.13	$2.06	$(0.02)
2007 - C	10.43	(0.12)	2.13	2.01	(0.02)
2007 - Institutional	10.46	(0.03)	2.12	2.09	(0.02)
FOR THE PERIOD ENDED AUGUST 31,

2006 - A(c)	10.00	(0.03)	0.48	0.45	—
2006 - C(c)	10.00	(0.04)	0.47	0.43	—
2006 - Institutional(c)	10.00	(0.01)	0.47	0.46	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one year full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund commenced operations on June 30, 2006.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	loss	total expenses	loss	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(d)	net assets(d)	net assets(d)	net assets(d)	rate

$12.49	19.69%	$110,212	1.97%	(1.14)%	2.39%	(1.56)%	32%
12.42	19.25	34,118	2.72	(1.88)	3.14	(2.30)	32
12.53	20.08	17,488	1.57	(0.35)	1.99	(0.77)	32

10.45	4.60	5,762	1.97	(1.48)	7.54	(7.05)	8
10.43	4.40	1,890	2.72	(2.19)	8.60	(8.06)	8
10.46	4.60	10,832	1.57	(0.41)	7.16	(5.99)	8

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended February 28, 2007
          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class C Shares), and redemption fees (with respect to Class A, Class C and Institutional Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C and Institutional Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
          The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2006 through February 28, 2007.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Concentrated International Equity Fund			Japanese Equity Fund				International Small Cap Fund

	Beginning	Ending	Expenses	Beginning	Ending		Expenses	Beginning	Ending	Expenses
	Account	Account	Paid for the	Account	Account		Paid for the	Account	Account	Paid for the
	Value	Value	6 months ended	Value	Value		6 months ended	Value	Value	6 months ended
Share Class	9/1/06*	2/28/07	2/28/07*	9/1/06*	2/28/07		2/28/07*	9/1/06*	2/28/07	2/28/07*

Class A
Actual	$1,000	$1,106.30	$7.94	$1,000	$1,064.40		$7.93	$1,000	$1,159.50	$8.78
Hypothetical 5% return	1,000	1,017.26	7.60	1,000	1,017.11	+	7.75	1,000	1,016.66 +	8.20

Class B
Actual	1,000	1,101.40	11.83	1,000	1,060.00		11.75	1,000	1,155.10	12.77
Hypothetical 5% return	1,000	1,013.54	11.33	1,000	1,013.39	+	11.48	1,000	1,012.94 +	11.93

Class C
Actual	1,000	1,101.90	11.83	1,000	1,060.10		11.75	1,000	1,155.80	12.78
Hypothetical 5% return	1,000	1,013.54	11.33	1,000	1,013.39	+	11.48	1,000	1,012.94 +	11.93

Institutional
Actual	1,000	1,108.00	5.85	1,000	1,066.10		5.89	1,000	1,162.40	6.65
Hypothetical 5% return	1,000	1,019.24	5.61	1,000	1,019.09	+	5.76	1,000	1,018.65	6.21

Service
Actual	1,000	1,105.30	8.46	1,000	1,063.60		8.44	1,000	1,158.90	9.31
Hypothetical 5% return	1,000	1,016.76	8.10	1,000	1,016.61	+	8.25	1,000	1,016.17	8.70

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended February 28, 2007 (continued)

	Emerging Markets Equity Fund				Asia Equity Fund				BRIC Fund

	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending	Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account	Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value	6 months ended
Share Class	9/1/06*	2/28/07		2/28/07*	9/1/06*	2/28/07		2/28/07*	9/1/06*	2/28/07	2/28/07*

Class A
Actual	$1,000	$1,161.50		$9.59	$1,000	$1,137.00		$8.48	$1,000	$1,196.90	$10.73
Hypothetical 5% return	1,000	1,015.92	+	8.95	1,000	1,016,86	+	8.00	1,000	1,015.03 +	9.84

Class B
Actual	1,000	1,156.90		13.58	1,000	1,132.50		12.43
Hypothetical 5% return	1,000	1,012.20	+	12.67	1,000	1,013.44	+	11.73	N/A	N/A	N/A

Class C
Actual	1,000	1,156.80		13.58	1,000	1,132.70		12.43	1,000	1,192.50	14.79
Hypothetical 5% return	1,000	1,012.20	+	12.67	1,000	1,013.14	+	11.73	1,000	1,011.31 +	13.56

Institutional
Actual	1,000	1,163.50		7.51	1,000	1,139.10		6.36	1,000	1,200.80	8.57
Hypothetical 5% return	1,000	1,017.85	+	7.00	1,000	1,018.84	+	6.01	1,000	1,017.01 +	7.85

Service
Actual	1,000	1,160.40		10.23
Hypothetical 5% return	1,000	1,015.32	+	9.54	N/A	N/A		N/A	N/A	N/A	N/A

*	Expenses for each share class are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2007. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The annualized expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Concentrated International Equity	1.54%	2.29%	2.29%	1.14%	1.64%
Japanese Equity	1.55%	2.30%	2.30%	1.15%	1.65%
International Small Cap	1.64%	2.39%	2.39%	1.24%	1.74%
Emerging Markets Equity	1.79%	2.54%	2.54%	1.40%	1.90%
Asia Equity	1.60%	2.35%	2.35%	1.20%	—
BRIC	1.97%	—	2.72%	1.57%	—

+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE
Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $664.4 billion in assets under management as of December 31, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1]

Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪  Emerging Markets Debt Fund
Domestic Equity Funds
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪ Small Cap Value Fund	International Equity Funds
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Concentrated International
Equity Fund[2] ▪  Japanese Equity Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Asset Allocation Funds[3]

Specialty Funds[3] ▪  U.S. Equity Dividend and
Premium Fund
▪  Structured Tax-Managed Equity Fund[2] ▪  Real Estate Securities Fund
▪  International Real Estate
Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 26, 2006 the International Equity Fund was renamed the Concentrated International Equity Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Richard P. Strubel	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds’ returns consequently may be attributable to their investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.
The Japanese Equity, International Small Cap and Asia Equity Funds may invest in securities of issuers in countries with emerging markets or economies. Emerging markets securities are volatile, less liquid and are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-679	INTLSAR / 59.9K/ 4-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

N/A

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 9, 2007

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	May 9, 2007